MET INVESTORS SERIES TRUST

One Financial Center

Boston, Massachusetts 02111

December 28, 2015

Dear Contract Owner:

As an owner (“Contract Owner”) of a variable annuity or variable life insurance contract (the “Contract”) issued by Metropolitan Life Insurance Company or one of its affiliated insurance companies (each an “Insurance Company”), you have the right to instruct the Insurance Company how to vote certain shares of the Pioneer Strategic Income Portfolio (“MIST Portfolio”) of the Met Investors Series Trust (“MIST”) at a Special Meeting of Shareholders to be held on February 26, 2016 (the “Meeting”). Although you are not directly a shareholder of MIST Portfolio, some or all of your Contract value is invested, as provided by your Contract, in MIST Portfolio. Accordingly, you have the right under your Contract to instruct the Insurance Company how to vote the MIST Portfolio shares that are attributable to your Contract at the Meeting. Before the Meeting, I would like your voting instructions on the important proposal described in the accompanying Prospectus/Proxy Statement.

The Prospectus/Proxy Statement describes the proposed reorganization of MIST Portfolio. All of the assets of MIST Portfolio would be acquired by Western Asset Management Strategic Bond Opportunities Portfolio (“MSF Portfolio”), a series of the Metropolitan Series Fund (“MSF”), in exchange for shares of MSF Portfolio and the assumption by MSF Portfolio of the liabilities of MIST Portfolio. MSF Portfolio’s investment objective and principal investment strategies are similar to those of MIST Portfolio. In conjunction with the proposed reorganization, shareholders of Lord Abbett Bond Debenture Portfolio (“Lord Abbett Bond”), a series of MIST, are being asked to approve the reorganization of that Portfolio into MSF Portfolio (“Lord Abbett Reorganization”). The proposed reorganization of MIST Portfolio into MSF Portfolio is not contingent on Lord Abbett Bond’s shareholders approving the Lord Abbett Reorganization.

You will receive shares of MSF Portfolio having an aggregate net asset value equal to the aggregate net asset value of your MIST Portfolio’s shares immediately prior to the reorganization. You will receive Class A, Class B or Class E shares of MSF Portfolio, depending on the class of shares of MIST Portfolio you currently hold. Details about MSF Portfolio’s investment objective, performance, and management team are contained in the attached Prospectus/Proxy Statement. For federal income tax purposes, the reorganization is expected to be a non-taxable event for shareholders and Contract Owners.

The Board of Trustees of MIST has approved the proposal for MIST Portfolio and recommends that you instruct the Insurance Company to vote FOR the proposal.

I realize that this Prospectus/Proxy Statement will take time to review, but your vote is very important. Please take the time to familiarize yourself with the proposal. If you attend the Meeting, you may give your voting instructions in person. If you do not expect to attend the Meeting, please complete, date, sign and return the enclosed voting instructions form in the enclosed postage-paid envelope. You may also transmit your voting instructions by telephone or through the Internet. Instructions on how to complete the voting instructions form or vote by telephone or through the Internet are included immediately after the Notice of Special Meeting.

If you have any questions about the voting instructions form please call MIST at 1-800-638-7732. If we do not receive your completed voting instructions form or your telephone or Internet vote within several weeks, you may be contacted by Computershare Fund Services, our proxy solicitor, who will remind you to pass on your voting instructions.

Thank you for taking this matter seriously and participating in this important process.

Sincerely,

Elizabeth M. Forget
President
Met Investors Series Trust

MET INVESTORS SERIES TRUST

One Financial Center

Boston, Massachusetts 02111

Pioneer Strategic Income Portfolio

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on February 26, 2016

To the Shareholders of Pioneer Strategic Income Portfolio:

NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders of the Pioneer Strategic Income Portfolio of Met Investors Series Trust (“MIST”), a Delaware statutory trust, will be held at the offices of MetLife Advisers, LLC, One Financial Center, Boston, Massachusetts 02111, on February 26, 2016 at 10:00 a.m. Eastern Time and any adjournments thereof (the “Meeting”) for the following purpose:

1.	To consider and act upon an Agreement and Plan of Reorganization (the “Plan”) providing for the acquisition of all of the assets of Pioneer Strategic Income Portfolio (“MIST Portfolio”) by Western Asset Management Strategic Bond Opportunities Portfolio (“MSF Portfolio”), a series of Metropolitan Series Fund, in exchange for shares of MSF Portfolio and the assumption by MSF Portfolio of the liabilities of MIST Portfolio. The Plan also provides for the distribution of these shares of MSF Portfolio to shareholders of MIST Portfolio in liquidation and subsequent termination of MIST Portfolio. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of MIST Portfolio.

2.	To consider and act upon any other matters that properly come before the Meeting and any adjourned or postponed session of the Meeting.

The Board of Trustees of MIST has fixed the close of business on November 30, 2015 as the record date for determination of shareholders entitled to notice of and to vote at the Meeting.

By order of the Board of Trustees

Michael P. Lawlor
Assistant Secretary
Met Investors Series Trust

December 28, 2015

CONTRACT OWNERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING VOTING INSTRUCTIONS FORM IN THE ENCLOSED

ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR FOLLOW THE INSTRUCTIONS IN THE MATERIALS RELATING TO TELEPHONE OR INTERNET VOTING. INSTRUCTIONS ON HOW TO COMPLETE THE VOTING INSTRUCTIONS FORM OR VOTE BY TELEPHONE OR OVER THE INTERNET ARE INCLUDED IMMEDIATELY FOLLOWING THIS NOTICE. IT IS IMPORTANT THAT YOU PROVIDE VOTING INSTRUCTIONS PROMPTLY.

INSTRUCTIONS FOR SIGNING VOTING INSTRUCTIONS FORM

The following general rules for signing voting instructions forms may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your voting instructions form properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the voting instructions form.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instructions form.

3.	All Other Accounts: The capacity of the individual signing the voting instructions form should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts

(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

After completing your voting instructions form, return it in the enclosed postage-paid envelope.

INSTRUCTIONS FOR VOTING BY TELEPHONE

To vote by telephone, follow the steps below.

1.	Read the accompanying proxy information and voting instructions form.

2.	Call 1-866-298-8473.

3.	Follow the recorded instructions. Have your voting instructions form ready.

You do not need to return your voting instructions form if you vote by telephone.

INSTRUCTIONS FOR VOTING OVER THE INTERNET

To vote over the Internet, follow the steps below.

1.	Read the accompanying proxy information and voting instructions form.

2.	Log on to www.proxy-direct.com.

3.	Follow the on-screen instructions.

You do not need to return your voting instructions form if you vote over the Internet.

*  *  *

If you have any questions about how to provide voting instructions, please call MIST at 1-800-638-7732.

ACQUISITION OF ASSETS AND ASSUMPTION OF LIABILITIES OF

PIONEER STRATEGIC INCOME PORTFOLIO

a series of

Met Investors Series Trust

One Financial Center

Boston, Massachusetts 02111

(800) 638-7732

BY AND IN EXCHANGE FOR SHARES OF

WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES PORTFOLIO

a series of

Metropolitan Series Fund

One Financial Center

Boston, Massachusetts 02111

(800) 638-7732

PROSPECTUS/PROXY STATEMENT

DATED DECEMBER 28, 2015

This Prospectus/Proxy Statement is being furnished in connection with the proposed Agreement and Plan of Reorganization (the “Plan”) which will be submitted to shareholders of Pioneer Strategic Income Portfolio (“MIST Portfolio”) for consideration at a Special Meeting of Shareholders to be held on February 26, 2016 at 10:00 a.m. Eastern time at the offices of MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), One Financial Center, Boston, Massachusetts 02111, and any adjournments thereof (the “Meeting”).

GENERAL

Subject to the approval of MIST Portfolio’s shareholders, the Board of Trustees of Met Investors Series Trust (“MIST”) has approved the proposed reorganization of MIST Portfolio, which is a series of MIST, into Western Asset Management Strategic Bond Opportunities Portfolio (“MSF Portfolio”), a series of Metropolitan Series Fund (“MSF”). MIST Portfolio and MSF Portfolio are sometimes referred to in this Prospectus/Proxy Statement individually as a “Portfolio” and collectively as the “Portfolios.”

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/PROXY STATEMENT IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

Separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (each an “Insurance Company” and, collectively, the “Insurance Companies”) are the record owners of MIST Portfolio’s shares and at the Meeting will vote the shares of MIST Portfolio held in their separate accounts.

As an owner of a variable life insurance or annuity contract (a “Contract”) issued by an Insurance Company, you have the right to instruct the Insurance Company how to vote the shares of MIST Portfolio at the Meeting that are attributable to your Contract. Although you are not directly a shareholder of MIST Portfolio, you have this right because some or all of your Contract value is invested, as provided by your Contract, in MIST Portfolio. For simplicity, in this Prospectus/Proxy Statement:

•	“Record Holder” of MIST Portfolio refers to each Insurance Company which holds MIST Portfolio’s shares of record, unless indicated otherwise in this Prospectus/Proxy Statement;

•	“shares” refers generally to your shares of beneficial interest in MIST Portfolio; and

•	“shareholder” or “Contract Owner” refers to you.

In the reorganization, all of the assets of MIST Portfolio will be acquired by MSF Portfolio in exchange for Class A, Class B and Class E shares of MSF Portfolio and the assumption by MSF Portfolio of the liabilities of MIST Portfolio (the “Reorganization”). If the Reorganization is approved, shares of MSF Portfolio will be distributed to each Record Holder in liquidation of MIST Portfolio, and MIST Portfolio will be terminated as a series of MIST. You will receive Class A, Class B or Class E shares of MSF Portfolio, depending on the class of shares of MIST Portfolio you currently hold. Immediately after the Reorganization, you will hold that number of full and fractional shares of MSF Portfolio which have an aggregate net asset value equal to the aggregate net asset value of the shares of MIST Portfolio you held immediately before the Reorganization. In conjunction with the Reorganization, the shareholders of the Lord Abbett Bond Debenture Portfolio (“Lord Abbett Bond”), a series of MIST, are being asked to approve the reorganization of that series into MSF Portfolio (“Lord Abbett Reorganization”). The Reorganization of MIST Portfolio into MSF Portfolio is not contingent upon the shareholders of Lord Abbett Bond approving the Lord Abbett Reorganization.

MIST Portfolio is a separate diversified series of MIST, a Delaware statutory trust, which is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). MSF Portfolio is a separate diversified series of MSF, a Delaware statutory trust, which is also registered as an open-end management investment company under the 1940 Act. The primary investment objective of MIST Portfolio is similar to that of MSF Portfolio, as follows:

Portfolio	Investment Objective
MIST Portfolio	A high level of current income.
MSF Portfolio	To maximize total return consistent with the preservation of capital.

This Prospectus/Proxy Statement explains concisely the information about MSF Portfolio that you should know before voting on the Reorganization. Please read it carefully and keep it for future reference. Additional information concerning each Portfolio and the Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission (“SEC”):

Information about MIST Portfolio:	How to Obtain this Information:

Prospectus of MIST relating to MIST Portfolio, dated May 1, 2015, as amended

Statement of Additional Information of MIST relating to MIST Portfolio, dated May 1, 2015, as amended

Annual Report of MIST relating to MIST Portfolio for the year ended December 31, 2014

Semiannual Report of MIST relating to MIST Portfolio for the six month period ended June 30, 2015 (Unaudited)

Copies are available upon request and without charge if you: • Write to MIST at the address listed on the cover page of this Prospectus/Proxy Statement; or • Call (800) 638-7732 toll-free.

Information about MSF Portfolio:	How to Obtain this Information:

Prospectus of MSF relating to MSF Portfolio, dated May 1, 2015, which accompanies this Prospectus/Proxy Statement

Statement of Additional Information of MSF relating to MSF Portfolio, dated May 1, 2015, as amended

Annual Report of MSF relating to MSF Portfolio for the year ended December 31, 2014

Semiannual Report of MSF relating to MSF Portfolio for the six month period ended June 30, 2015

Copies are available upon request and without charge if you: • Write to MSF at the address listed on the cover page of this Prospectus/Proxy Statement; or • Call (800) 638-7732 toll-free.

Information about the Reorganization:	How to Obtain this Information:
Statement of Additional Information dated December 28, 2015, which relates to this Prospectus/Proxy Statement and the Reorganization	A copy is available upon request and without charge if you: • Write to MSF at the address listed on the cover page of this Prospectus/Proxy Statement; or • Call (800) 638-7732 toll-free.

You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

Information relating to MIST Portfolio contained in the Prospectus of MIST dated May 1, 2015 (SEC File No. 811-10183) is incorporated by reference into this document. Information relating to MSF Portfolio contained in the Prospectus of MSF dated May 1, 2015 (SEC File No. 811-03618) is incorporated by reference into this document. (This means that such information is legally considered to be part of this Prospectus/Proxy Statement.) The Statement of Additional Information dated December 28, 2015 relating to this Prospectus/Proxy Statement and the Reorganization, which includes the Annual Report of MSF relating to MSF Portfolio for the year ended December 31, 2014 (SEC File No. 811-03618), the Semiannual Report of MSF relating to MSF Portfolio for the six month period ended June 30, 2015 (SEC File No. 811-03618), the Annual Report of MIST relating to MIST Portfolio for the year ended December 31, 2014 (SEC File No. 811-10183), the Semiannual Report of MIST relating to MIST Portfolio for the six month period ended June 30, 2015 (SEC File No. 811-10183), and pro forma financial information of MIST relating to MIST Portfolio and MSF relating to MSF Portfolio for the twelve month period ended June 30, 2015, is incorporated by reference into this document.

An investment in MSF Portfolio through a Contract:

•	is not a deposit of, or guaranteed by, any bank

•	is not insured by the FDIC, the Federal Reserve Board or any other government agency

•	is not endorsed by any bank or government agency

•	involves investment risk, including possible loss of the purchase payment of your original investment

Page
SUMMARY	7
Why is the Reorganization being proposed?	7
What are the key features of the Reorganization?	8
After the Reorganization, what shares of MSF Portfolio will I own?	8
How will the Reorganization affect me?	8
Will I be able to purchase and redeem shares, change my investment options, annuitize and receive distributions the same way?	9
How do the Trustees recommend that I vote?	10
Who will be the adviser and subadviser of my Portfolio after the Reorganization?	10
How do the Portfolios’ investment objectives and principal investment strategies compare?	10
Are the risk factors for the Portfolios similar?	11
How do the Portfolios’ fees and expenses compare?	11
What will be the primary federal tax consequences of the Reorganization?	14
COMPARISON OF THE PORTFOLIOS	16
What are the principal risks of investing in each Portfolio?	16
How do the Portfolios’ investment objectives and principal investment strategies compare?	27
How do the Portfolios’ portfolio turnover rates compare?	33
How do the Portfolios’ performance records compare?	33
Who will be the adviser, subadviser and portfolio managers of my Portfolio after the Reorganization? What will the management fee be after the Reorganization?	36
INFORMATION ABOUT THE REORGANIZATION	39
Reasons for the Reorganization	39
Agreement and Plan of Reorganization	40
Federal Income Tax Consequences	42
Pro Forma Capitalization	44
Distribution of Shares	46
Purchase and Redemption Procedures	47
Exchange Privileges	47
Dividend Policy	47
Tax Information	48
Payments to Broker-Dealers and Other Financial Intermediaries	48
COMPARATIVE INFORMATION ON SHAREHOLDERS’ RIGHTS	49
Form of Organization	49
Capitalization	49
Shareholder Liability	50
Shareholder Meetings and Voting Rights	50
Liquidation	51
Liability and Indemnification of Trustees	52

SUMMARY

THIS SECTION SUMMARIZES THE PRIMARY FEATURES AND CONSEQUENCES OF THE REORGANIZATION. IT MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU. TO UNDERSTAND THE REORGANIZATION, YOU SHOULD READ THIS ENTIRE PROSPECTUS/PROXY STATEMENT AND THE EXHIBIT.

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectuses and Statements of Additional Information relating to the Portfolios and the form of the Agreement and Plan of Reorganization (the “Plan”), which is attached to this Prospectus/Proxy Statement as Exhibit A.

Why is the Reorganization being proposed?

As investment adviser to the Portfolios, MetLife Advisers is responsible for overseeing the Portfolios’ subadvisers and for making recommendations to the Boards of Trustees of MIST and MSF relating to the subadvisers. In this capacity, MetLife Advisers has concerns about the long-term stability of the subadviser to the MIST Portfolio in view of its anticipated combination with another asset management firm in 2016. Accordingly, the Adviser recommended to the Board the Reorganization of the MIST Portfolio into the MSF Portfolio, citing its confidence in the stability and investment capabilities of the subadviser to the MSF Portfolio. MIST Portfolio and MSF Portfolio have similar investment objectives and principal investment strategies. The investment performance for MIST Portfolio and MSF Portfolio over the one-, five- and ten-year periods ended December 31, 2014 has been comparable. The total annual operating expenses for Class A, Class B and Class E shares of MSF Portfolio, before fee waivers, are higher than total annual operating expenses for Class A, Class B and Class E shares of MIST Portfolio. However, following the Reorganization, MSF Portfolio’s total annual operating expenses for Class A, Class B and Class E shares, before and after fee waivers, are expected to be lower than MIST Portfolio’s total annual operating expenses for Class A, Class B and Class E shares, respectively, prior to the Reorganization. Consequently, MetLife Advisers has recommended that MIST Portfolio merge into MSF Portfolio, which has a similar investment objective and principal investment strategies, comparable investment performance and lower net operating expenses. Moreover, following the Reorganization and the Lord Abbett Reorganization, MSF Portfolio may in the future benefit from lower expenses that are achieved through economies of scale. MSF Portfolio’s subadviser has agreed to pay all of the costs of the Meeting and any adjourned session, all of the costs associated with this proxy solicitation and all of the expenses incurred in connection with the preparation of this Prospectus/Proxy Statement and any of its enclosures. If the Reorganization is not consummated, no portion of these costs or expenses will be borne directly or indirectly by MIST Portfolio, MSF Portfolio or their shareholders.

MetLife Advisers or one of its affiliates will pay such costs. For the reasons set forth above, the Board of Trustees of MIST believes that the Reorganization is in the best interests of MIST Portfolio.

What are the key features of the Reorganization?

The Plan sets forth the key features of the Reorganization. For a complete description of the Reorganization, see Exhibit A. The Plan generally provides for the following:

•	the in-kind transfer of all of the assets of MIST Portfolio to MSF Portfolio in exchange for Class A, Class B and Class E shares of MSF Portfolio;

•	the assumption by MSF Portfolio of all of the liabilities of MIST Portfolio;

•	the liquidation of MIST Portfolio by distribution of Class A, Class B and Class E shares of MSF Portfolio to MIST Portfolio’s Class A, Class B and Class E shareholders, respectively; and

•	the structuring of the Reorganization as a tax-free reorganization for federal income tax purposes.

The Reorganization is expected to be completed on or about May 1, 2016.

After the Reorganization, what shares of MSF Portfolio will I own?

If you own Class A, Class B or Class E shares of MIST Portfolio, you will own Class A, Class B or Class E shares of MSF Portfolio, respectively. The new shares you receive will have the same total value as your shares of MIST Portfolio as of the close of business on the day immediately prior to the Reorganization.

How will the Reorganization affect me?

The effective management fee for MIST Portfolio is 0.57% and, after the Reorganization, the effective management fee for MSF Portfolio is expected to be 0.57%. Total portfolio operating expenses for the twelve months ended June 30, 2015 for Class A, Class B and Class E shares of MIST Portfolio were 0.62%, 0.87% and 0.77%, respectively, while total portfolio operating expenses, after fee waivers, for the twelve months ended June 30, 2015 for Class A, Class B and Class E shares of MSF Portfolio were 0.60%, 0.85% and 0.75%, respectively. However, after the Reorganization, the total portfolio operating expenses, after fee waivers, for Class A, Class B and Class E shares of MSF Portfolio are expected to be 0.56%, 0.81% and 0.71%, respectively. In addition, if the Lord Abbett Reorganization is approved by the shareholders of Lord Abbett Bond, the total operating expenses, after fee waivers, for each class of MSF Portfolio are expected to be reduced by an additional 0.01%. Also, Western Asset Management Company (“Western Asset” or the “Subadviser”), the subadviser to MSF Portfolio, has agreed to add an additional breakpoint to its subadvisory fee schedule, and MetLife Advisers has agreed to waive advisory fees for the MSF Portfolio equal to the amount of the subadvisory fee reduction due to the additional breakpoint. The Reorganization and Lord Abbett Reorganization will not affect your Contract rights. The value of your Contract will remain the same immediately following the Reorganization. MSF Portfolio will sell its shares on a continuous basis at net asset value only to Insurance Companies. Each Insurance Company will keep the same separate account. Your Contract values will be allocated to the same separate account and that separate account will invest in MSF Portfolio after the Reorganization. After the Reorganization, your Contract values will depend on the performance of MSF Portfolio rather than on that of MIST Portfolio. Neither MIST Portfolio, MSF Portfolio nor their respective shareholders will bear any costs of the Meeting or any adjourned session, any of the costs associated with this proxy solicitation or any of the expenses incurred in connection with the preparation of this Prospectus/Proxy Statement or any of its enclosures. All of these costs will be paid by Western Asset. If the Reorganization is not consummated, no portion of these costs or expenses will be borne directly or indirectly by MIST Portfolio, MSF Portfolio or their shareholders. MetLife Advisers or one of its affiliates will pay such costs.

Although MIST Portfolio and MSF Portfolio have similar investment objectives and principal investment strategies, it is currently expected that a portion of MIST Portfolio’s portfolio assets (approximately 5-7%) will be sold prior to the consummation of the Reorganization, which may result in MIST Portfolio realizing capital gains. Actual portfolio sales will depend on the portfolio composition, market conditions and other factors at the time of the Reorganization and will be at the discretion of MSF Portfolio’s investment adviser and subadviser. Because Contract Owners hold their interests in MIST Portfolio through variable products, no Contract Owner will recognize any capital gains as a result of the portfolio repositioning. It is estimated that such repositioning will result in brokerage and other transaction costs of approximately $4.2 million, or 0.35%.

Like MIST Portfolio, MSF Portfolio will declare and pay dividends from net investment income and will distribute net realized capital gains, if any, to the Insurance Company separate accounts (not to you) once a year. These dividends and distributions will continue to be reinvested by your Insurance Company in additional Class A, Class B and Class E shares, as applicable, of MSF Portfolio.

Will I be able to purchase and redeem shares, change my investment options, annuitize and receive distributions the same way?

The Reorganization will not affect your right to purchase and redeem shares, to change among the Insurance Company’s separate account options, to annuitize, or to receive distributions as permitted by your Contract. After the Reorganization, you will be able under your current Contract to purchase additional Class A, Class B or Class E shares, as applicable, of MSF Portfolio. For more information, see “Purchase and Redemption Procedures,” “Exchange Privileges” and “Dividend Policy” below.

How do the Trustees recommend that I vote?

The Board of Trustees of MIST, including the Trustees who are not “interested persons” of MIST (the “Independent Trustees”), as such term is defined in the 1940 Act, has concluded that the Reorganization would be in the best interests of MIST Portfolio and that the interests of the shareholders of MIST Portfolio would not be diluted as a result of the Reorganization. Accordingly, the Trustees have submitted the Plan for the approval of the shareholders of MIST Portfolio.

THE TRUSTEES RECOMMEND THAT YOU VOTE FOR THE PROPOSED REORGANIZATION

The Board of Trustees of MSF has also approved the Plan on behalf of MSF Portfolio.

Who will be the adviser and subadviser of my Portfolio after the Reorganization?

MetLife Advisers serves as the investment adviser to MSF Portfolio and Western Asset serves as the subadviser to MSF Portfolio and both will serve in these respective capacities after the Reorganization. MetLife Advisers serves as the investment adviser to MIST Portfolio and Pioneer Investment Management, Inc. (“Pioneer”) serves as the subadviser to MIST Portfolio. For more information, see “Comparison of the Portfolios—Who will be the adviser, subadviser and portfolio managers of my Portfolio after the Reorganization? What will the management fee be after the Reorganization?”

How do the Portfolios’ investment objectives and principal investment strategies compare?

The investment objective and principal investment strategies of MIST Portfolio are similar to those of MSF Portfolio. The investment objective of each Portfolio is non-fundamental, which means that it may be changed by vote of the Trustees and without shareholder approval.

Although the principal investment strategies for MIST Portfolio are similar to those for MSF Portfolio, there are some differences between the Portfolios. MIST Portfolio may, depending upon the Portfolio’s subadviser’s allocation among market segments, invest up to 70% of its total assets in high yield debt securities (commonly called “junk bonds”). MSF Portfolio may, depending on market conditions, invest without limit in high yield debt. Although Western Asset does not anticipate investing in excess of 75% of the Portfolio’s assets in domestic and emerging market debt securities that are rated below investment grade, MSF Portfolio may invest a greater percentage in such securities when, in the opinion of Western Asset, the yield available from such securities outweighs their additional risks. MIST Portfolio may, depending upon the Portfolio’s subadviser’s allocation among market segments, invest up to 85% of its total assets in debt securities of non-U.S. corporate and governmental issuers, including debt securities of corporate and governmental issuers in emerging markets. MSF Portfolio may invest up to 100% of its assets in foreign securities, including emerging markets. MIST Portfolio may invest up to 20% of its total assets in debt securities rated below CCC by Standard & Poors Ratings Services or the equivalent by another nationally recognized statistical rating organization or determined to be of equivalent quality by the Portfolio’s subadviser. MIST Portfolio’s investments in floating rate loans of domestic and foreign borrowers and other direct indebtedness may not exceed 15% of its net assets. MIST Portfolio may also invest up to 20% of its net assets in all types of equity securities. MSF Portfolio does not have express investment limitations on investments in lower quality debt securities, floating rate loans and other direct indebtedness, and equity securities. For more information, see “Comparison of the Portfolios—How do the Portfolios’ investment objectives and principal investment strategies compare?”

Are the risk factors for the Portfolios similar?

Yes. The risk factors are similar due to the similar investment objectives and principal investment strategies of MIST Portfolio and MSF Portfolio. The primary differences between the risk factors for the Portfolios are that MIST Portfolio carries the risk of investments in convertible securities and TIPS and inflation-linked bonds, while MSF Portfolio carries the risks of investments in mortgage dollar roll transactions, forward commitment, when-issued and delayed delivery securities, repurchase agreements, and the risk of a higher portfolio turnover ratio. These differences are not expected to have a material impact on contract owners. For more information, see “Comparison of the Portfolios—What are the principal risks of investing in each Portfolio?” and “Comparison of the Portfolios—Are there any other risks of investing in each Portfolio?”

How do the Portfolios’ fees and expenses compare?

MIST Portfolio and MSF Portfolio each offer three classes of shares (Class A, Class B and Class E). You will not pay any initial or deferred sales charge in connection with the Reorganization.

The following tables describe the fees and expenses that you may pay if you buy and hold shares of each Portfolio. The information provided for “MSF Portfolio (Pro Forma After Reorganization)” shows you what fees and expenses are estimated to be assuming only the Reorganization takes place, while the information provided for “MSF Portfolio (Pro Forma After Both Reorganizations)” shows you what fees and expenses are estimated to be assuming both the Reorganization and the Lord Abbett Reorganization take place. Actual expenses may be greater or less than those shown. Expense ratios reflect annual fund operating expenses for the twelve month period ended June 30, 2015. Pro forma information is estimated as if the Reorganization and Lord Abbett Reorganization, as applicable, had taken place as of July 1, 2014.

THE TABLES AND EXAMPLES BELOW DO NOT REFLECT THE FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY YOUR CONTRACT. SEE THE CONTRACT PROSPECTUS FOR A DESCRIPTION OF THESE FEES, EXPENSES AND CHARGES. IF CONTRACT CHARGES WERE REFLECTED, THE FEES AND EXPENSES IN THE TABLES AND EXAMPLES BELOW WOULD BE HIGHER.

Shareholder Fees (fees paid directly from your investment)—None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	MIST Portfolio	MSF Portfolio	MSF Portfolio (Pro Forma After Reorganization)	MSF Portfolio (Pro Forma After Both Reorganizations)
	Class A	Class A	Class A	Class A
Management Fee	0.57%	0.59%	0.57%	0.56%
Distribution and/or Service (12b-1) Fees	None	None	None	None
Other Expenses	0.05%	0.05%	0.04%	0.04%

Total Annual Portfolio Operating Expenses	0.62%	0.64%	0.61%	0.60%
Fee Waiver	None	(0.04%)*	(0.05%)*	(0.05%)*

Net Operating Expenses	0.62%	0.60%	0.56%	0.55%

*	MetLife Advisers, LLC, has contractually agreed, for the period May 1, 2015, through April 30, 2017, to reduce the Management Fee for each Class of MSF Portfolio to the annual rate of 0.595% of the first $500 million of the Portfolio’s average daily net assets, 0.525% of the next $500 million and 0.500% of amounts over $1 billion. This arrangement may be modified or discontinued prior to April 30, 2017, only with the approval of the Board of Trustees of the Portfolio.

Shareholder Fees (fees paid directly from your investment)—None

	MIST Portfolio	MSF Portfolio	MSF Portfolio (Pro Forma After Reorganization)	MSF Portfolio (Pro Forma After Both Reorganizations)
	Class B	Class B	Class B	Class B
Management Fee	0.57%	0.59%	0.57%	0.56%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%	0.25%
Other Expenses	0.05%	0.05%	0.04%	0.04%

Total Annual Portfolio Operating Expenses	0.87%	0.89%	0.86%	0.85%
Fee Waiver	None	(0.04%)*	(0.05%)*	(0.05%)*

Net Operating Expenses	0.87%	0.85%	0.81%	0.80%

*	MetLife Advisers, LLC, has contractually agreed, for the period May 1, 2015, through April 30, 2017, to reduce the Management Fee for each Class of MSF Portfolio to the annual rate of 0.595% of the first $500 million of the Portfolio’s average daily net assets, 0.525% of the next $500 million and 0.500% of amounts over $1 billion. This arrangement may be modified or discontinued prior to April 30, 2017, only with the approval of the Board of Trustees of the Portfolio.

Shareholder Fees (fees paid directly from your investment)—None

	MIST Portfolio	MSF Portfolio	MSF Portfolio (Pro Forma After Reorganization)	MSF Portfolio (Pro Forma After Both Reorganizations)
	Class E	Class E	Class E	Class E
Management Fee	0.57%	0.59%	0.57%	0.56%
Distribution and/or Service (12b-1) Fees	0.15%	0.15%	0.15%	0.15%
Other Expenses	0.05%	0.05%	0.04%	0.04%

Total Annual Portfolio Operating Expenses	0.77%	0.79%	0.76%	0.75%
Fee Waiver	None	(0.04%)*	(0.05%)*	(0.05%)*

Net Operating Expenses	0.77%	0.75%	0.71%	0.70%

*	MetLife Advisers, LLC, has contractually agreed, for the period May 1, 2015, through April 30, 2017, to reduce the Management Fee for each Class of MSF

Portfolio to the annual rate of 0.595% of the first $500 million of the Portfolio’s average daily net assets, 0.525% of the next $500 million and 0.500% of amounts over $1 billion. This arrangement may be modified or discontinued prior to April 30, 2017, only with the approval of the Board of Trustees of the Portfolio.

Examples of Portfolio Expenses

The following examples are intended to help you compare the cost of investing in each Portfolio, MSF Portfolio (Pro Forma After Reorganization), assuming only the Reorganization takes place, and MSF Portfolio (Pro Forma After Both Reorganizations), assuming both the Reorganization and the Lord Abbett Reorganization take place. The examples assume that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year, that the operating expenses remain the same, and that all fee waivers will expire after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class A	1 Year	3 Years	5 Years	10 Years
MIST Portfolio	$63	$199	$346	$774
MSF Portfolio	$61	$201	$353	$795
MSF Portfolio (Pro Forma After Reorganization)	$57	$190	$335	$757
MSF Portfolio (Pro Forma After Both Reorganizations)	$56	$187	$330	$745

Class B	1 Year	3 Years	5 Years	10 Years
MIST Portfolio	$89	$278	$482	$1,073
MSF Portfolio	$87	$280	$489	$1,092
MSF Portfolio (Pro Forma After Reorganization)	$83	$269	$472	$1,056
MSF Portfolio (Pro Forma After Both Reorganizations)	$82	$266	$466	$1,044

Class E	1 Year	3 Years	5 Years	10 Years
MIST Portfolio	$79	$246	$428	$954
MSF Portfolio	$77	$248	$435	$974
MSF Portfolio (Pro Forma After Reorganization)	$73	$238	$417	$938
MSF Portfolio (Pro Forma After Both Reorganizations)	$72	$235	$412	$926

What will be the primary federal tax consequences of the Reorganization?

Prior to and as a condition to the closing of the Reorganization, MIST Portfolio and MSF Portfolio will have received an opinion from the law firm of Sullivan & Worcester LLP that, while the matter is not entirely free from doubt: (1) no gain or loss will be recognized by MIST Portfolio or the separate accounts through which each Insurance Company owns its shares (“Record Holders”) for federal income tax purposes as a result of receiving shares of MSF Portfolio in connection with the Reorganization; (2) the holding period and aggregate tax basis of the shares of MSF Portfolio that are received by the Record Holders of MIST Portfolio will be the same as the holding period and aggregate tax basis of the shares of MIST Portfolio previously held by such Record Holders, provided that such shares of MIST Portfolio are held as capital assets; (3) the holding period and tax basis of the assets of MIST Portfolio in the hands of MSF Portfolio as a result of the Reorganization will be the same as the holding period and tax basis of such assets in the hands of MIST Portfolio immediately prior to the Reorganization; and (4) no gain or loss will be recognized by MSF Portfolio upon the receipt of the assets of MIST Portfolio in exchange for shares of MSF Portfolio and the assumption by MSF Portfolio of MIST Portfolio’s liabilities.

COMPARISON OF THE PORTFOLIOS

What are the principal risks of investing in each Portfolio?

An investment in each Portfolio is subject to certain risks. The risk factors for the Portfolios are similar due to the similar investment objectives and principal investment strategies of MIST Portfolio and MSF Portfolio. There is no assurance that the investment performance of either Portfolio will be positive or that the Portfolios will meet their investment objectives. The following discussion highlights the principal risks associated with investment in each of the Portfolios.

Principal Risks of Investing in MIST Portfolio and MSF Portfolio

Market Risk

A Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, or changes in general economic conditions, such as prevailing interest rates or investor sentiment. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by a Portfolio’s Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities.

Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of a Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. During periods of extreme market volatility, prices of securities may be negatively impacted due to imbalances between market participants seeking to sell particular securities or similar securities and market participants willing or able to buy such securities. As a result, the market price of a security held by a Portfolio could decline at times without regard to the financial condition of or specific events impacting the issuer of the security.

Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on a Portfolio’s shares.

Foreign Investment Risk

Investments in foreign securities, including depositary receipts, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect a Portfolio’s performance.

Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.

Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, a Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, a Portfolio may have more limited recourse against a foreign issuer than it would in the United States.

The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

To the extent a Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio’s foreign currency or securities holdings. Although a Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.

To the extent a Portfolio invests in foreign sovereign debt securities, it may be subject to various risks in addition to those relating to other foreign securities. Foreign sovereign debt securities are subject to the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due, because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government may be subject. There is generally no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, it may ask for more time in which to pay, request additional loans or otherwise restructure its debt. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. government securities, repayment of principal and payment of interest is not guaranteed by the U.S. government.

To the extent a Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates may subject a Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Participation certificates also may expose a Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Portfolio the amount owned under the certificates.

Emerging Markets Risk

Investments in emerging markets are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets, and additional risks as well. Generally, the economic, social, legal, and political structures in emerging market countries are less diverse, mature and stable than those in developed countries. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries. Unlike most developed countries, emerging market countries may impose restrictions on foreign investment. These countries may also impose confiscatory taxes on investment proceeds or otherwise restrict the ability of foreign investors to withdraw their money at will.

The securities markets in emerging market countries tend to be smaller and less mature than those in developed countries, and they may experience lower trading volumes. As a result, investments in emerging market securities may be more illiquid and their prices more volatile than investments in developed countries.

The fiscal and monetary policies of emerging market countries may result in high levels of inflation or deflation or currency devaluation. As a result, investments in emerging market securities may be subject to abrupt and severe price changes.

Investments in emerging market securities may be more susceptible to investor sentiment than investments in developed countries. As a result, emerging market securities may be adversely affected by negative perceptions about an emerging market country’s stability and prospects for continued growth.

Interest Rate Risk

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For a Portfolio that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise. The interest earned on a Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall.

Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of a Portfolio’s fixed income investments will affect the volatility of the Portfolio’s share price.

Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. A Portfolio may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if a Portfolio paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.

Credit and Counterparty Risk

The value of a debt security is directly affected by an issuer’s ability to pay principal and interest on time. Although securities issued or guaranteed by the U.S. Government are generally considered to be subject to a relatively low amount of credit risk, most securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. If a Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded, an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.

A Portfolio may also be subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by the counterparty to honor an obligation to the Portfolio. If a Portfolio engages in transactions with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.

High Yield Debt Security Risk

High yield debt securities, or “junk bonds”, are securities that are rated below “investment grade” or are not rated but are of equivalent quality. A Portfolio with high yield debt securities generally will be exposed to greater market risk and credit and counterparty risk than a Portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for higher-rated debt securities. As a result, a Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

A Portfolio that invests in high yield debt securities generally seeks to receive a correspondingly higher rate of interest to compensate it for the additional credit risk and market risk it has assumed. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy. High yield debt securities are not generally meant for short-term investing.

A Portfolio that invests in securities that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Portfolio, or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch) or, if unrated, are judged by a Portfolio’s Subadviser to be of comparable quality (“distressed securities”), will incur significant risk in addition to the risks generally associated with investments in high yield debt securities. Distressed securities frequently do not produce income while they are outstanding. A Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment in distressed securities. A Portfolio investing in distressed securities will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

Mortgage-Backed and Asset-Backed Securities Risk

Mortgage-backed securities generally represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured similarly to mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases or various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security or an asset-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Mortgage-backed and asset-backed securities are subject to varying degrees of credit risk. Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are subject to a lower degree of credit risk than mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers. Payment of principal and interest on mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers may depend primarily or solely on the cash flows generated by the underlying assets backing those securities. In the event of failure of these securities to pay interest or repay principal, the assets backing these securities may be insufficient to support the payments on the securities.

Mortgage-backed and asset-backed securities are also subject to prepayment risk, which is the risk that the principal amount owed may be prepaid voluntarily or as a result of refinancing or foreclosure of the underlying asset. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of principal amounts may expose a Portfolio to a lower rate of return if it reinvests the repaid principal in less attractive investments. Further, a Portfolio may buy mortgage-backed or asset-backed securities at a premium. Accelerated prepayments on these securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

Mortgage-backed and asset-backed securities are also subject to extension risk. When interest rates rise, repayments of mortgage-backed and asset-backed securities may occur more slowly than anticipated, extending the effective duration of these securities and locking in below market interest rates. This may cause a Portfolio’s share price to be more volatile as the value of the mortgage-backed and asset-backed securities becomes more sensitive to changes in interest rates.

The amount of market risk associated with mortgage-backed and asset-backed securities depends on many factors, including the deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit support provider, if any.

If a Portfolio purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to a Portfolio as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless. The risk of defaults is generally higher in the case of pools that are backed by lower rated securities such as subprime obligations. An unexpectedly high or low rate of prepayments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

Loan Investment Risk

Investments in loans expose a Portfolio to interest rate risk and the credit and counterparty risk of the underlying borrowers of those loans. It is possible that these investments may also expose the Portfolio to the credit and counterparty risk of the financial or other institution from which or to whom the Portfolio purchases or sells loans. Economic and other events can reduce the demand for certain loans or loans generally, which may reduce market prices and cause a Portfolio’s share price to fall. The frequency and magnitude of such changes cannot be predicted. In addition, the market for some loans may be illiquid and, consequently, a Portfolio may have difficulty valuing and selling these investments. A Portfolio may be dependent on third parties to enforce its rights against underlying borrowers.

Any investments in below investment grade floating rate loans and floating rate and other debt securities are considered speculative because of the credit risk of their borrowers and issuers and would expose a Portfolio to greater market risk and credit and counterparty risk than a portfolio that invests only in investment grade loans and debt securities. Changes in economic conditions or other circumstances are more likely to reduce the capacity of borrowers and issuers of lower rated investments to make principal and interest payments. Such borrowers and issuers are also more likely to default on their payments of interest and principal owed than borrowers and issuers of investment grade loans and debt securities. Such defaults could reduce a Portfolio’s share price and income distributions. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt security may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which could adversely affect the loan’s value.

Although loans and other debt securities may be adversely affected by rising interest rates, the floating rate feature of certain loans and debt securities may reduce this risk. Declines in prevailing interest rates may increase prepayments of loans and other debt securities and may expose a Portfolio to a lower rate of return if it reinvests the repaid principal in loans or debt securities with lower yields. Debt securities that do not make regular payments of interest may experience greater volatility in response to changes in interest rates. No active trading market may exist for certain loans, which may impair the ability of a Portfolio to realize the full value of such loans in the event of the need to liquidate such assets. Moreover, adverse market conditions may impair the liquidity of some actively traded loans.

Credit Default Swap Risk

Credit default swap contracts, a type of derivative, involve special risks and may result in losses to a Portfolio. Credit default swaps may in some cases be illiquid, and they may increase credit and counterparty risk (depending on whether a Portfolio is the buyer or seller of the swaps). Where a Portfolio buys a credit default swap, the Portfolio has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. If the Portfolio’s Subadviser is incorrect in its assessment of the issuer of the referenced obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into a credit default swap contract.

As there is no central exchange or market for credit default swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. Developments in the swap market, including potential government regulation, could adversely affect a Portfolio’s ability to terminate existing credit default swap agreements or to realize amounts to be received under such agreements.

When a Portfolio is the seller of a credit default swap contract, the Portfolio effectively adds leverage to its portfolio because, in addition to its total assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. Credit default swap transactions in which a Portfolio is the seller may require that the Portfolio liquidate portfolio securities when it may not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements.

To mitigate counterparty risk, a Portfolio will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. To mitigate leveraging risk when a Portfolio is the seller of a credit default swap contract, the Portfolio will segregate or “earmark” liquid assets in an amount equal to the full notional amount of the swap (less any amounts owed to the Portfolio from the buyer of the swap). Although segregation of assets will ensure that the Portfolio has assets available to satisfy its obligations with respect to the swap transaction and will limit any potential leveraging of the Portfolio’s portfolio, it will not limit the Portfolio’s exposure to loss from the swap transaction.

Derivatives Risk

A Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase a Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value.

When a derivative or other instrument is used as a hedge against an offsetting position that a Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent a Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or if the Portfolio hedges imperfectly, the Portfolio will be directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Due to their complexity, derivatives may not perform as intended. As a result, a Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. A Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

Certain derivatives transactions in which a Portfolio may engage may give rise to a form of leverage. Leveraging may cause a Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged, resulting in larger gains or losses in response to market conditions. Leveraging may also expose a Portfolio to losses in excess of the amounts invested or borrowed, as applicable. In addition, the transaction costs associated with transactions that give rise to leverage may exceed a Portfolio’s returns from those transactions, resulting in the Portfolio incurring losses or reduced gains. The use of leverage may cause a Portfolio to liquidate portfolio securities when it may not be advantageous to do so in order to satisfy its obligations or to meet asset segregation requirements.

Use of derivatives may subject a Portfolio to counterparty risk, which is the risk that a counterparty with whom the Portfolio has entered into a transaction fails to satisfy its obligation to the Portfolio in connection with that transaction. If a Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.

Like MSF Portfolio, MIST Portfolio currently claims an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act (the “CEA”), which means that it is not subject to regulation by the Commodity Futures Trading Commission (“CFTC”) under the CEA. A Portfolio claiming the exclusion is limited in its ability to use certain derivatives, such as futures, certain options, and swaps, without the Portfolio becoming subject to CFTC regulation. On an annual basis, each Portfolio is required to reaffirm its eligibility to continue to claim the exclusion. If a Portfolio’s use of derivatives would prevent it from claiming the exclusion (or any other exclusion or exemption available under CFTC regulations), then MetLife Advisers would be subject to regulation as a CPO with respect to the Portfolio, and the Portfolio would be required to comply with applicable CFTC regulations. Compliance with these regulations may increase a Portfolio’s operating expenses.

Principal Risks of Investing in MIST Portfolio Only

Convertible Securities Risk

Investments in convertible securities may be subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. The value of a convertible security will tend to be more susceptible to fixed income security related risks (e.g., interest rate risk and credit and counterparty risk) when the price of the underlying security is less than the price at which the convertible security may be converted into an equity security. Conversely, the value of a convertible security will tend to be more susceptible to equity security related risks (e.g., market risk) when the price of the underlying security is greater than the price at which the convertible security may be converted into an equity security. An issuer of convertible securities may have the right to buy back the securities at a time and a price that is disadvantageous to the Portfolio.

The value of a debt security is directly affected by an issuer’s ability to pay principal and interest on time. Nearly all debt securities, including debt securities that are convertible into equity securities, are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic or foreign governments, or their subdivisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States; supported by the ability to borrow from the U.S. Treasury; supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation; or otherwise supported by the United States. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if an issuer’s or a security’s credit rating is downgraded, an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.

Convertible securities may subject the Portfolio to counterparty risk, which is the risk that a counterparty with whom the Portfolio has entered into a transaction fails to satisfy its obligation to the Portfolio in connection with that transaction. If the Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.

The values of convertible securities are subject to change when prevailing interest rates change. The value of convertible securities tends to decline when prevailing interest rates rise and, conversely, tends to increase when interest rates go down. As the value of the common stock underlying a convertible security declines, the convertible security’s sensitivity to changes in prevailing interest rates tends to increase. The income generated by convertible securities may decline when prevailing interest rates decline and, conversely, increase when interest rates rise.

TIPS and Inflation-Linked Bonds Risk

The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-protected securities. If the Portfolio purchases, in the secondary market, inflation-protected securities whose principal values have been adjusted upward due to inflation since issuance, the Portfolio may experience a loss if there is a subsequent period of deflation. The inflation protected securities markets are generally much smaller and less liquid than the markets for nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.

Principal Risks of Investing in MSF Portfolio Only

Mortgage Dollar Roll Transactions Risk

Mortgage dollar roll transactions are subject to the risk that the value of the securities the Portfolio is obligated to purchase may decline below the agreed upon purchase price before the purchase is consummated. In addition, the Portfolio may incur higher transaction costs due to higher portfolio turnover. Mortgage dollar roll transactions may create a form of investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it may not be advantageous to do so.

Forward Commitment, When-Issued and Delayed Delivery Securities Risk

Investments in forward commitments and when-issued and delayed delivery securities are subject to the risk that the value of the securities the Portfolio is obligated to purchase may decline below the agreed upon purchase price before the securities are actually issued or delivered. Due to fluctuations in the value of the securities the Portfolio is obligated to purchase, the yield obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually issued or delivered. The issuance of some when-issued securities also may be contingent upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring, which may increase the risk that they could decline in value by the time they are actually issued. Investments in forward commitments and when-issued and delayed delivery securities also may subject the Portfolio to leveraging risk.

Repurchase Agreement Risk

Repurchase agreements are subject to credit and counterparty risk. In the event a counterparty to a repurchase agreement defaults, becomes insolvent or otherwise becomes unable or unwilling to honor its obligation to the Portfolio, the Portfolio may incur delays or restrictions on its ability to dispose of the underlying securities, experience declines in the value of the underlying securities during the period in which the Portfolio seeks to assert its right to them, and lose all or a part of the income from the repurchase agreement.

Portfolio Turnover Risk

The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. In addition, the Portfolio’s turnover rate may vary significantly from time to time depending on economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in the Portfolio’s subadviser. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.

How do the Portfolios’ investment objectives and principal investment strategies compare?

Although the principal investment strategies for MIST Portfolio are similar to those for MSF Portfolio, there are some differences between the Portfolios. MIST Portfolio may, depending upon the Portfolio’s subadviser’s allocation among market segments, invest up to 70% of its total assets in high yield debt securities (commonly called “junk bonds”). MSF Portfolio may, depending on market conditions, invest without limit in high yield debt. Although Western Asset does not anticipate investing in excess of 75% of the Portfolio’s assets in domestic and emerging market debt securities that are rated below investment grade, MSF Portfolio may invest a greater percentage in such securities when, in the opinion of Western Asset, the yield available from such securities outweighs their additional risks. MIST Portfolio may, depending upon the Portfolio’s subadviser’s allocation among market segments, invest up to 85% of its total assets in debt securities of non-U.S. corporate and governmental issuers, including debt securities of corporate and governmental issuers in emerging markets. MSF Portfolio may invest up to 100% of its assets in foreign securities, including emerging markets. MIST Portfolio may invest up to 20% of its total assets in debt securities rated below CCC by Standard & Poors Ratings Services or the equivalent by another nationally recognized statistical rating organization or determined to be of equivalent quality by the Portfolio’s subadviser. MIST Portfolio’s investments in floating rate loans of domestic and foreign borrowers and other direct indebtedness may not exceed 15% of its net assets. MIST Portfolio may also invest up to 20% of its net assets in all types of equity securities. MSF Portfolio does not have express investment limitations on investments in lower quality debt securities, floating rate loans and other direct indebtedness, and equity securities.

Although MIST Portfolio and MSF Portfolio have similar investment objectives and principal investment strategies, it is currently expected that the portion of MIST Portfolio’s portfolio assets that are represented by catastrophe bonds (which represents approximately 5-7% of MIST Portfolio’s assets) will be sold prior to the consummation of the Reorganization, which may result in MIST Portfolio realizing capital gains. Actual portfolio sales will depend on the portfolio composition, market conditions and other factors at the time of the Reorganization and will be at the discretion of MSF Portfolio’s investment adviser and subadviser. Because Contract Owners hold their interests in MIST Portfolio through variable products, no Contract Owner will recognize any capital gains as a result of the portfolio repositioning. It is estimated that such repositioning will result in brokerage and other transaction costs of approximately $4.2 million, or 0.35%.

The following table summarizes a comparison of MIST Portfolio and MSF Portfolio with respect to their investment objectives and principal investment strategies, as set forth more fully in the Prospectuses and Statements of Additional Information relating to the Portfolios.

MIST Portfolio
Investment Objective	A high level of current income.

Principal Investment Strategies	Pioneer, subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio’s net assets in debt securities. The Portfolio has the flexibility to invest in a broad range of issuers and segments of the debt securities market. Pioneer allocates the

MIST Portfolio

Portfolio’s investments among the following three segments of the debt markets:

•    Below investment grade (high yield) securities of U.S. and non-U.S. issuers;

•    Investment grade securities of U.S. issuers; and

•    Investment grade securities of non-U.S. issuers.

Pioneer’s allocations among these segments of the debt markets depend upon its outlook for economic, interest rate and political trends.

The Portfolio invests primarily in:

•    Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or non-U.S. governmental entities;

•    Debt securities of U.S. and non-U.S. corporate issuers, including convertible debt; and

•    Mortgage-related securities, including sub-prime mortgages, and asset-backed securities.

The Portfolio invests in securities with a broad range of maturities. Depending upon Pioneer’s allocation among market segments, up to 70% of the Portfolio’s total assets may be in high yield debt securities (commonly called “junk bonds”) rated below investment grade at the time of purchase or determined to be of equivalent quality by Pioneer. Up to 20% of the Portfolio’s total assets may be invested in debt securities rated below CCC by Standard & Poors Ratings Services or the equivalent by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer.

Depending upon Pioneer’s allocation among market segments, up to 85% of the Portfolio’s

MIST Portfolio

total assets may be invested in debt securities of non-U.S. corporate and governmental issuers, including debt securities of corporate and governmental issuers in emerging markets. Non-U.S. investments include securities issued by non-U.S. governments, banks or corporations and certain supranational organizations, such as the World Bank and the European Union.

Pioneer considers both broad economic and issuer specific factors in selecting securities designed to achieve the Portfolio’s investment objective. In assessing the appropriate maturity, rating, sector and country weightings of the Portfolio’s securities, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once Pioneer determines the preferable portfolio characteristics, Pioneer selects individual securities based upon the terms of the securities (such as yield compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. Pioneer also employs fundamental research to assess an issuer’s credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. In making these portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research.

Debt securities in which the Portfolio invests may include floating rate loans, Treasury Inflation Protected Securities (“TIPS”) and other inflation-linked debt securities. The

MIST Portfolio

Portfolio’s investments in floating rate loans of domestic and foreign borrowers and other direct indebtedness may not exceed 15% of its net assets. The Portfolio may also invest up to 20% of its net assets in all types of equity securities.

The Portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. The Portfolio may use derivatives, such as credit default swaps and U.S. Treasury futures, for a variety of purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to increase the Portfolio’s return as a non-hedging strategy that may be considered speculative; and to manage portfolio characteristics.

MSF Portfolio
Investment Objective	To maximize total return consistent with preservation of capital.

Principal Investment Strategies	Western Asset, subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio’s net assets in three classes of bonds and other fixed-income securities: (1) U.S. investment grade securities, including U.S. Government securities (e.g., obligations of the U.S. Government or its agencies or instrumentalities) and mortgage-backed securities and other asset-backed securities, and foreign investment grade corporate debt; (2) U.S. and foreign high yield debt of any kind (commonly known as “junk bonds”); and/or (3) foreign government securities. The mortgage- and asset-backed securities in which the Portfolio may invest include those guaranteed or issued by the Government National Mortgage Association or the Federal National Mortgage Association, as well as

MSF Portfolio

privately issued mortgage- and asset-backed securities, including collateralized mortgage obligations and collateralized debt obligations.

Depending on market conditions, the Portfolio may invest without limit in high yield debt, which involves significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than investments in higher-quality securities. Although Western Asset does not anticipate investing in excess of 75% of the Portfolio’s assets in domestic and emerging market debt securities that are rated below investment grade, the Portfolio may invest a greater percentage in such securities when, in the opinion of Western Asset, the yield available from such securities outweighs their additional risks.

The Portfolio may invest up to 100% of its assets in foreign securities, including emerging markets.

The Portfolio may also invest in repurchase agreements, mortgage dollar rolls, forward commitments, when-issued securities and delayed delivery securities and bank loans.

The Portfolio may invest in derivatives to obtain investment exposure, enhance return, or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. The Portfolio may use such derivatives as options, options on futures contracts, currency-related derivatives, swaps, credit default swaps, structured notes and inverse floaters for these purposes. These instruments may be used for any investment purpose, including, for example, in an attempt to adjust the Portfolio’s duration or to lower its exposure to certain risks (e.g., changes in interest rates).

MSF Portfolio

Investment Selection

Western Asset’s investment approach revolves around an investment outlook developed by a team of senior professionals that reviews developments in the economy and the markets and establishes a recommended portfolio structure, including targets for duration, yield curve exposure and sector allocation.

Western Asset’s investment team implements the strategy in a manner consistent with the investment policies of the Portfolio, using information on the relative credit strength, liquidity, issue structure, event risk, covenant protection and market valuation of available securities.

The duration of the Portfolio will generally be approximately 3 to 7 years.

How do the Portfolios’ portfolio turnover rates compare?

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, MIST Portfolio’s and MSF Portfolio’s portfolio turnover rates were 82% and 98%, respectively, of the average value of their portfolios.

How do the Portfolios’ performance records compare?

The investment performance for MIST Portfolio and MSF Portfolio over the one-, five- and ten-year periods ended December 31, 2014 has been comparable. Class A, Class B and Class E shares of MSF Portfolio outperformed Class A, Class B and Class E shares of MIST Portfolio for the one-year period ended December 31, 2014. Class A and Class E shares of MSF Portfolio outperformed Class A and Class E shares of MIST Portfolio for the five-year period ended December 31, 2014 and the Class A shares of MSF Portfolio underperformed the Class A shares of MIST Portfolio for the ten-year period ended December 31, 2014.

The information in the bar charts and tables below provides some indication of the risks of investing in the Portfolios by showing changes in each Portfolio’s performance from year to year and how each Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Note that the results in the bar chart and table do not include the effect of fees, expenses or withdrawal charges imposed by your Contract. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past performance does not indicate how the Portfolios will perform in the future.

The historical performance shown below for MIST Portfolio’s Class A shares prior to May 1, 2006, is the performance of MIST Portfolio’s predecessor fund managed by Pioneer using the same investment objective and strategy as MIST Portfolio. Effective May 1, 2006, Western Asset became the subadviser to MSF Portfolio. Investment performance prior to that date is attributable to MSF Portfolio’s former subadviser.

Year-by-Year Total Return For Class A Shares as of December 31 of Each Year

MIST Portfolio Class A Shares

Highest Quarter:	2nd – 2009	13.85%
Lowest Quarter:	4th – 2008	-8.83%

MSF Portfolio Class A Shares

Highest Quarter:	2nd – 2009	13.24%
Lowest Quarter:	3rd – 2008	-6.68%

The next set of tables lists the average annual total return of the Class A, Class B and Class E shares of MIST Portfolio and MSF Portfolio for the one-, five- and ten-year periods and since inception (ended December 31, 2014), as applicable. These tables include the effects of portfolio expenses and compare each Portfolio’s average annual compounded total returns for each class with index returns. A description of the relevant indices can be found following the table. It is not possible to invest directly in an index.

Average Annual Total Return as of December 31, 2014

MIST Portfolio	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A Shares	4.58%	6.62%	6.76%	—	—
Class B Shares	4.40%	N/A	N/A	4.04%	7-17-13
Class E Shares	4.44%	6.47%	N/A	7.22%	4-28-08
Barclays U.S. Universal Index (reflects no deduction for mutual fund fees or expenses)	5.56%	4.81%	4.91%	—	—
Class A Shares	5.47%	7.30%	6.03%
Class B Shares	5.29%	7.05%	5.77%
Class E Shares	5.40%	7.15%	5.87%
Barclays U.S. Aggregate Bond Index (reflects no deduction for mutual fund fees or expenses)	5.97%	4.45%	4.71%

The Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, U.S. Corporate High-Yield Index, Investment-Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index and the non-ERISA eligible portion of the CMBS Index.

The Barclays U.S. Aggregate Bond Index is a widely recognized, unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year.

It is not possible to invest directly in an index.

For a detailed discussion of the manner of calculating total return, please see the Statement of Additional Information for MSF Portfolio. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders’ accounts.

Important information about MSF Portfolio is also contained in management’s discussion of MSF Portfolio performance which appears in the most recent Annual Report of MSF relating to MSF Portfolio.

Who will be the adviser, subadviser and portfolio managers of my Portfolio after the Reorganization? What will the management fee be after the Reorganization?

Management of the Portfolios

The overall management of MIST Portfolio and of MSF Portfolio is the responsibility of, and is supervised by, the Board of Trustees of MIST and the Board of Trustees of MSF, respectively.

Adviser

MetLife Advisers is the investment adviser for MSF Portfolio and will continue in this capacity after the Reorganization. MetLife Advisers is the investment adviser for MIST Portfolio. MetLife Advisers selects and pays the fees of the Subadviser for MSF Portfolio and monitors the Subadviser’s investment program. MetLife Investors Group, LLC, an affiliate of MetLife, owns all of the outstanding common shares of MetLife Advisers.

Facts about MetLife Advisers:

•	MetLife Advisers is an affiliate of MetLife.

•

MetLife Advisers manages a family of investment portfolios sold to separate accounts of MetLife and its affiliates to fund variable life insurance contracts and variable annuity certificates and contracts, with assets of approximately $135.1 billion as of September 30, 2015.

•	MetLife Advisers is located at One Financial Center, Boston, Massachusetts 02111.

MIST and MSF each rely on an exemptive order from the SEC that permits MetLife Advisers to enter into a new subadvisory agreement with either a current or a new subadviser that is not an affiliate of MetLife Advisers or MIST or MSF, as the case may be, without obtaining shareholder approval. The Trustees of MIST or MSF, as applicable, must approve any new subadvisory agreements entered into in reliance on the exemptive order, and MIST and MSF must comply with certain other conditions set forth in the order.

The exemptive order also permits MIST and MSF to continue to employ an existing subadviser, or to amend an existing subadvisory agreement, without shareholder approval after certain events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Trustees of MIST or MSF, as applicable. MIST and MSF, as applicable, will notify shareholders of any subadviser changes and any other event of which notification is required under the exemptive order.

Subadviser

Western Asset is the subadviser to MSF Portfolio and will continue in this capacity after the Reorganization. Pioneer is the subadviser to MIST Portfolio. Pursuant to a Subadvisory Agreement with MetLife Advisers, the Subadviser continuously furnishes an investment program for MSF Portfolio, makes day-to-day investment decisions on behalf of the Portfolio, and arranges for the execution of portfolio transactions.

Facts about Western Asset:

•

Western Asset is a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”), a financial services holding company. Western Asset delegates to its affiliate, Western Asset Management Company Limited (“Western Asset Limited”), any of its responsibilities with respect to transactions in foreign currencies and debt securities denominated in foreign currencies.

•	Western Asset had total U.S. assets under management of approximately $446.1 billion as of September 30, 2015.

•	Western Asset is located at 385 East Colorado Boulevard, Pasadena, California 91101.

Facts about Western Asset Limited:

•	Western Asset Limited is a wholly-owned subsidiary of Legg Mason.

•	Western Asset Limited had total assets under management of approximately $41.8 billion as of September 30, 2015.

•	Western Asset Limited is located at 10 Exchange Square, Primrose Street, London, England EC2A-2EN.

Portfolio Management

MSF Portfolio has been managed since 2006 by a team of investment professionals at Western Asset. This team is led by Chief Investment Officer S. Kenneth Leech, along with Portfolio Managers Carl L. Eichstaedt, Mark Lindbloom, Michael Buchanan, Chia-Liang Lian and Christopher Orndorff.

Messrs. Leech and Eichstaedt have each served as Portfolio Managers for Western Asset for over 10 years. Mr. Lindbloom joined Western Asset in 2006. Mr. Buchanan joined Western Asset in 2005. Mr. Orndorff joined Western Asset in 2010. Prior to that, Mr. Orndorff was a Managing Principal and Executive Committee Member at Payden & Rygel. Chia-Liang Lian, CFA, is currently Co-Head of Emerging Markets Debt and Co-Head of Investment Management, Asia (ex-Japan) as of April 2014 at Western Asset. Mr. Lian has 21 years of investment experience, having joined the Firm in 2011 after approximately six years with Pacific Investment Management Company (PIMCO), where he served as Head of Emerging Asia Portfolio Management.

Mr. Leech is responsible for strategic oversight of MSF Portfolio’s investments and for supervising the operations of the various sector specialist teams dedicated to the specific asset classes in which the Portfolio invests. Messrs. Eichstaedt, Lindbloom, Buchanan, Lian and Orndorff are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.

Please refer to MSF’s Statement of Additional Information for information about the portfolio managers’ compensation, other accounts managed and ownership of securities in MSF Portfolio.

Management Fees

For its management and supervision of the daily business affairs of MIST Portfolio, MetLife Advisers receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.60% of the first $500 million of such assets plus 0.55% of such assets over $500 million up to $1 billion plus 0.53% of such assets over $1 billion. For the year ended December 31, 2014, the Portfolio paid MetLife Advisers an investment advisory fee of 0.56% of the Portfolio’s average daily net assets.

For its management and supervision of the daily business affairs of MSF Portfolio, MetLife Advisers is entitled to receive a monthly fee at an annual rate of a percentage of the Portfolio’s average daily net assets as follows: 0.65% for the first $500 million of the Portfolio’s average daily net assets and 0.55% for amounts over $500 million. For the year ended December 31, 2014, the Portfolio paid MetLife Advisers an investment advisory fee of 0.55% of the Portfolio’s average daily net assets.

MetLife Advisers has contractually agreed, for the period May 1, 2015, through April 30, 2017, to reduce the management fee for each Class of MSF Portfolio to the annual rate of 0.595% of the first $500 million of the Portfolio’s average daily net assets, 0.525% of the next $500 million and 0.500% of amounts over $1 billion. This arrangement may be modified or discontinued prior to April 30, 2017, only with the approval of the Board of Trustees of the Portfolio.

Subadvisory Fees

MetLife Advisers pays the Subadviser a fee based on MSF Portfolio’s average daily net assets. MSF Portfolio is not responsible for the fees paid to Western Asset. For the year ended December 31, 2014, MetLife Advisers paid to Western Asset a subadvisory fee of 0.19% of MSF Portfolio’s average daily net assets.

MetLife Advisers pays Pioneer a fee based on MIST Portfolio’s average daily net assets. MIST Portfolio is not responsible for the fees paid to Pioneer. For the year ended December 31, 2014, MetLife Advisers paid to Pioneer a subadvisory fee of 0.21% of MIST Portfolio’s average daily net assets.

INFORMATION ABOUT THE REORGANIZATION

Reasons for the Reorganization

As investment adviser to the Portfolios, MetLife Advisers is responsible for overseeing the Portfolios’ subadvisers and for making recommendations to the Boards of Trustees of MIST and MSF relating to the subadvisers. In this capacity, MetLife Advisers has concerns about the long-term stability of the subadviser to the MIST Portfolio in view of its anticipated combination with another asset management firm in 2016. Accordingly, the Adviser recommended to the Board the Reorganization of the MIST Portfolio into the MSF Portfolio, citing the Adviser’s confidence in the stability and investment capabilities of Western Asset, the subadviser to the MSF Portfolio.

At a meeting held on November 17-18, 2015, all of the Trustees of MIST, including the Independent Trustees, considered and approved the Reorganization; they determined that the Reorganization was in the best interests of MIST Portfolio, and that the interests of existing shareholders of MIST Portfolio will not be diluted as a result of the Reorganization.

Before approving the Plan, the Trustees evaluated extensive information that was provided by MetLife Advisers about the Portfolios and the terms of the proposed Reorganization. The information provided by MetLife Advisers showed that the Reorganization presented the potential for current MIST Portfolio shareholders to invest in a Portfolio with comparable investment performance and lower net operating expenses. Specifically, the Trustees noted that the Class A, Class B and Class E shares of MSF Portfolio had outperformed Class A, Class B and Class E shares, respectively, of MIST Portfolio for the one-year period ended December 31, 2014; the Class A and Class E shares of MSF Portfolio had outperformed Class A and Class E shares, respectively, of MIST Portfolio for the five-year period ended December 31, 2014; and the Class A shares of MIST Portfolio had outperformed Class A shares of MSF Portfolio for the ten-year period ended December 31, 2014. In addition, the Trustees noted that shareholders of MIST Portfolio may benefit from the Reorganization because, following the Reorganization, MSF Portfolio’s total annual operating expenses for Class A, Class B and Class E shares, after fee waivers, are expected to be lower than MIST Portfolio’s total annual operating expenses for Class A, Class B and Class E shares, respectively, prior to the Reorganization.

The combination of the two Portfolios which have similar investment objectives and principal investment strategies also is expected to result in operational efficiencies for MSF Portfolio following the Reorganization, although no assurance can be given that these efficiencies will be achieved.

In addition, the Trustees considered, among other things:

•	the terms and conditions of the Reorganization;

•	the fact that the Reorganization would not result in the dilution of the interests of the shareholders of MIST Portfolio;

•	the fact that MIST Portfolio and MSF Portfolio have similar investment objectives and principal investment strategies;

•	the fees and expenses of each Portfolio before and after applicable fee waivers;

•

the fact that Western Asset will bear all the costs of the Meeting and any adjourned session, all of the costs associated with this proxy solicitation, and all of the expenses incurred in connection with the preparation of this Prospectus/Proxy Statement and any of its enclosures, and that no portion of these costs or expenses will be borne by MIST Portfolio, MSF Portfolio or their respective shareholders;

•	the anticipated transaction costs associated with the Reorganization;

•	the fact that MSF Portfolio will assume all of the liabilities of MIST Portfolio;

•	the fact that the Reorganization is expected to be a tax free transaction for federal income tax purposes; and

•	alternatives available to shareholders of MIST Portfolio, including the ability to exchange their shares for shares of other funds that are offered as investment options under their Contracts.

During their consideration of the Reorganization, the Trustees of MIST met with counsel to MIST and independent legal counsel to the Independent Trustees regarding the legal issues involved.

After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any particular benefit will in fact be realized, the Trustees of MIST concluded that the proposed Reorganization would be in the best interests of MIST Portfolio. Consequently, they approved the Plan and directed that the Plan be submitted to shareholders of MIST Portfolio for approval.

The Trustees of MSF, including the Trustees who are not “interested persons” of the Trust, as such term is defined in the 1940 Act, also considered and approved the Reorganization, including the Plan, on behalf of MSF Portfolio based upon determinations that the Reorganization is in the best interests of MSF Portfolio and that the interests of the existing shareholders of MSF Portfolio would not be diluted as a result of the Reorganization.

Agreement and Plan of Reorganization

The following summary is qualified in its entirety by reference to the Plan (the form of which is attached as Exhibit A to this Prospectus/Proxy Statement).

The Plan provides that all of the assets of MIST Portfolio will be acquired by MSF Portfolio in exchange for shares of MSF Portfolio and the assumption by MSF Portfolio of all of the liabilities of MIST Portfolio on or about May 1, 2016 or such other date as may be agreed upon by the parties (the “Closing Date”). MIST Portfolio will prepare an unaudited statement of its assets and liabilities as of the close of regular trading on the New York Stock Exchange (“NYSE”), usually at 4:00 p.m. Eastern time, on the business day immediately prior to the Closing Date (the “Valuation Date”).

On or prior to the Closing Date, MIST Portfolio will declare a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to the Portfolio’s Record Holders all of the Portfolio’s investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid), and all of the Portfolio’s net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryforward).

The number of full and fractional Class A, Class B and Class E shares of MSF Portfolio to be received by the Record Holders of MIST Portfolio will be determined by dividing the net asset value of the Class A, Class B and Class E shares of MIST Portfolio by the net asset value of one share of the corresponding class of MSF Portfolio. These computations will take place as of the Valuation Date. The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

State Street Bank and Trust Company, the custodian for both Portfolios, will compute the value of each Portfolio’s respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information of MSF Portfolio, Rule 22c-1 under the 1940 Act, and with the interpretations of that Rule by the SEC’s Division of Investment Management.

As soon after the Closing Date as conveniently practicable, MIST Portfolio will liquidate and distribute pro rata to the Record Holders as of the close of business on the Valuation Date the full and fractional shares of MSF Portfolio received by MIST Portfolio. The liquidation and distribution will be accomplished by the establishment of accounts in the names of MIST Portfolio’s Record Holders on MSF Portfolio’s share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of MSF Portfolio due to MIST Portfolio’s Record Holders. All issued and outstanding shares of MIST Portfolio will be canceled. The shares of MSF Portfolio to be issued will have no preemptive or conversion rights and no share certificates will be issued. After these distributions and the winding up of its affairs, MIST Portfolio will be terminated as a series of MIST.

The consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval, as applicable, by MIST Portfolio’s shareholders, accuracy of various representations and warranties and receipt of opinions of counsel, which will include the opinion that the Reorganization will be a tax-free reorganization. Notwithstanding approval of MIST Portfolio’s shareholders, the Plan may be terminated (a) by the mutual agreement of MIST Portfolio and MSF Portfolio or (b) at or prior to the Closing Date by either party (1) because of a material breach by the other party of any representation, warranty, covenant, or agreement contained in the Plan to be performed at or prior to the Closing Date, or (2) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

If the Reorganization is consummated, Western Asset will pay all of the costs of the Meeting and any adjourned session, all of the costs associated with this proxy solicitation (including the cost of any proxy-soliciting agent) and all of the expenses incurred in connection with the preparation of this Prospectus/Proxy Statement and any of its enclosures. If the Reorganization is not consummated, no portion of these costs or expenses will be borne directly or indirectly by MIST Portfolio, MSF Portfolio or their shareholders. MetLife Advisers or one of its affiliates will pay such costs and expenses.

Neither the Reorganization nor the Lord Abbett Reorganization is contingent upon the other reorganization being approved. If MIST Portfolio’s shareholders do not approve the Reorganization or Lord Abbett Bond’s shareholders do not approve the Lord Abbett Reorganization, the Trustees of MIST and MSF, respectively, will consider other possible courses of action in the best interests of shareholders, including liquidation of the Portfolios or replacing the subadviser of the respective Portfolios.

Federal Income Tax Consequences

The Reorganization is intended to qualify for federal income tax purposes as a tax free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). As a condition to the closing of the Reorganization, MIST Portfolio and MSF Portfolio will receive an opinion from the law firm of Sullivan & Worcester LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations made by the Portfolios, for federal income tax purposes, upon consummation of the Reorganization, and while the matter is not entirely free from doubt:

(1)	The transfer of all of the assets of MIST Portfolio solely in exchange for shares of MSF Portfolio and the assumption by MSF Portfolio of the liabilities of MIST Portfolio, followed by the distribution of MSF Portfolio’s shares to the Record Holders of MIST Portfolio in dissolution and liquidation of MIST Portfolio, will constitute a “reorganization” within the meaning of section 368(a) of the Code, and MIST Portfolio and MSF Portfolio will each be a “party to a reorganization” within the meaning of section 368(b) of the Code;

(2)	No gain or loss will be recognized by MSF Portfolio upon the receipt of the assets of MIST Portfolio solely in exchange for the shares of MSF Portfolio and the assumption by MSF Portfolio of the liabilities of MIST Portfolio;

(3)	No gain or loss will be recognized by MIST Portfolio on the transfer of its assets to MSF Portfolio in exchange for MSF Portfolio’s shares and the assumption by MSF Portfolio of the liabilities of MIST Portfolio or upon the distribution (whether actual or constructive) of MSF Portfolio’s shares to MIST Portfolio’s Record Holders in exchange for their shares of MIST Portfolio;

(4)	No gain or loss will be recognized by MIST Portfolio’s Record Holders upon the exchange of their shares of MIST Portfolio for shares of MSF Portfolio in liquidation of MIST Portfolio;

(5)	The aggregate tax basis of the shares of MSF Portfolio received by each Record Holder of MIST Portfolio pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of MIST Portfolio held by such Record Holder immediately prior to the Reorganization, and the holding period of the shares of MSF Portfolio received by each Record Holder of MIST Portfolio will include the period during which the shares of MIST Portfolio exchanged therefor were held (provided that the shares of MIST Portfolio were held as a capital asset on the date of the Reorganization);

(6)	The tax basis of the assets of MIST Portfolio acquired by MSF Portfolio will be the same as the tax basis of such assets to MIST Portfolio immediately prior to the Reorganization, and the holding period of such assets in the hands of MSF Portfolio will include the period during which the assets were held by MIST Portfolio; and

(7)	MSF Portfolio will succeed to and take into account the capital loss carryovers, if any, of MIST Portfolio described in Section 381(c) of the Code. MSF Portfolio will take any capital loss carryovers into account subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax free reorganization under the Code, each Record Holder of MIST Portfolio would recognize a taxable gain or loss equal to the difference between its tax basis in its MIST Portfolio shares and the fair market value of the shares of MSF Portfolio it received. However, assuming each Contract that holds interests in a Record Holder is treated as a variable annuity for federal income tax purposes, each Contract Owner would not recognize taxable income in that event.

MSF Portfolio’s utilization after the Reorganization of any pre-Reorganization realized or built-in losses of MIST Portfolio to offset gains realized by MSF Portfolio could be subject to limitation in future years.

Pro Forma Capitalization

The first table (which is unaudited) below sets forth the capitalization of MIST Portfolio and MSF Portfolio as of June 30, 2015 and the capitalization of MSF Portfolio on a pro forma combined basis as of that date, giving effect to the proposed acquisition of the assets and assumption of the liabilities of MIST Portfolio by MSF Portfolio at net asset value, assuming only the Reorganization occurs. The second table below sets forth the capitalization of MIST Portfolio and MSF Portfolio as of June 30, 2015 and the capitalization of MSF Portfolio on a pro forma combined basis as of that date, assuming that the Reorganization and the Lord Abbett Reorganization both take place. The pro forma data reflects an exchange ratio of approximately 0.8101 Class A, 0.7970 Class B and 0.8075 Class E shares of MSF Portfolio for each Class A, Class B and Class E share of MIST Portfolio, respectively.

Capitalization of MIST Portfolio, MSF Portfolio and MSF Portfolio

(Pro Forma After Reorganization)

	MIST Portfolio	MSF Portfolio	Adjustments		MSF Portfolio Pro Forma (After Reorganization)
Net Assets
Class A	$920,509,477	$1,134,573,517	—	*	$2,055,082,944
Class B	$87,609,782	$209,777,122	—	*	$297,386,904
Class E	$245,432,057	$55,417,437	—	*	$300,849,494

Total Net Assets	$1,253,551,316	$1,399,768,076			$2,653,319,392

Net Asset Value Per Share
Class A	$10.38	$12.82			$12.82
Class B	$10.17	$12.76			$12.76
Class E	$10.32	$12.78			$12.78

Shares Outstanding
Class A	88,656,045	88,519,371	(16,853,434	)(a)	160,321,982
Class B	8,615,267	16,441,508	(1,749,297	)(a)	23,307,478
Class E	23,790,704	4,337,871	(4,586,318	)(a)	23,542,257

Total Shares Outstanding	121,062,016	109,298,750	(23,189,048	)(a)	207,171,718

*	All of the costs of the Meeting and any adjourned session, all of the costs associated with this proxy solicitation and all of the expenses incurred in connection with the preparation of this Prospectus/Proxy Statement and any of its enclosures that are incurred by MIST Portfolio or MSF Portfolio will be paid by Western Asset.

(a)	Reflects change in shares outstanding due to issuance of Class A, Class B and Class E shares of MSF Portfolio in exchange for Class A, Class B and Class E shares, respectively, of MIST Portfolio based upon the net asset value of MSF Portfolio’s Class A, Class B and Class E shares, respectively, at June 30, 2015.

Capitalization of MIST Portfolio, Lord Abbett Bond, MSF Portfolio and MSF Portfolio

(Pro Forma After Both Reorganizations)

	MIST Portfolio	Lord Abbett Bond	MSF Portfolio	Adjustments		MSF Portfolio Pro Forma (After Both Reorganizations)
Net Assets
Class A	$920,509,477	$587,410,691	$1,134,573,517	—	*	$2,642,493,685
Class B	$87,609,782	$749,773,773	$209,777,122	—	*	$1,047,160,677
Class E	$245,432,057	$19,137,229	$55,417,437	—	*	$319,986,723

Total Net Assets	$1,253,551,316	$1,356,321,693	$1,399,768,076			$4,009,641,085

Net Asset Value Per Share
Class A	$10.38	$12.20	$12.82			$12.82
Class B	$10.17	$12.06	$12.76			$12.76
Class E	$10.32	$12.10	$12.78			$12.78

Shares Outstanding
Class A	88,656,045	48,141,701	88,519,371	(19,175,268	)(a)	206,141,849
Class B	8,615,267	62,151,544	16,441,508	(5,141,141	)(a)	82,067,178
Class E	23,790,704	1,581,139	4,337,871	(4,670,021	)(a)	25,039,693

Total Shares Outstanding	121,062,016	111,874,384	109,298,750	(28,986,429	)(a)	313,248,721

*	All of the costs of the Meeting and any adjourned session, all of the costs associated with this proxy solicitation and all of the expenses incurred in connection with the preparation of this Prospectus/Proxy Statement and any of its enclosures that are incurred by MIST Portfolio, Lord Abbett Bond or MSF Portfolio will be paid by Western Asset.

(a)	Reflects change in shares outstanding due to issuance of Class A, Class B and Class E shares of MSF Portfolio in exchange for Class A, Class B and Class E shares, respectively, of Lord Abbett Bond and MIST Portfolio based upon the net asset value of MSF Portfolio’s Class A, Class B and Class E shares, respectively, at June 30, 2015.

The tables set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Portfolio at the time of the Reorganization.

Distribution of Shares

All portfolios of MSF sell shares to the separate accounts of the Insurance Companies as a funding vehicle for the Contracts offered by the Insurance Companies. Expenses of MSF Portfolio are passed through to the Insurance Company’s separate accounts and are ultimately borne by Contract Owners. In addition, other fees and expenses are assessed by the Insurance Company at the separate account level. (The Insurance Company Contract Prospectus describes all fees and charges relating to a Contract.) MSF Portfolio may also offer shares to other separate accounts of other insurers if approved by the Board of Trustees of MSF.

MetLife Investors Distribution Company (“MLIDC”), an affiliate of MetLife, serves as the distributor for MSF’s shares. The address of MLIDC is 1095 Avenue of the Americas, New York, New York 10036. MLIDC and its affiliates distribute the Contracts, and MSF Portfolio’s shares underlying such Contracts, directly and through broker-dealers, banks or other financial intermediaries. MIST Portfolio and MSF Portfolio each currently offers Class A, Class B and Class E shares. MLIDC receives no compensation from MSF or purchasers of MSF Portfolio’s shares for acting as distributor of the Portfolio’s Class A shares. Class B and Class E shares each bear their own distribution expenses, if any.

In the proposed Reorganization, shareholders of MIST Portfolio owning Class A, Class B or Class E shares will receive Class A, Class B or Class E shares, respectively, of MSF Portfolio. Class A shares are sold at net asset value without any initial or deferred sales charges and are not subject to distribution-related or shareholder servicing-related fees. No Rule 12b-1 plan has been adopted for the Class A shares of MSF Portfolio.

Class B and Class E shares of MIST Portfolios are subject to Rule 12b-1 fees. A Rule 12b-1 plan has been adopted for each of the Class B shares and Class E shares of MIST Portfolio, under which MIST Portfolio may pay for distribution-related expenses at an annual rate of 0.25% of average daily net assets attributable to the Class B shares and 0.15% of average daily net assets attributable to the Class E shares.

Class B shares of MSF Portfolio are sold at net asset value without any initial or deferred sales charges. A Rule 12b-1 plan has been adopted for the Class B shares of MSF Portfolio under which the Portfolio may pay for distribution-related expenses at an annual rate of 0.25% of average daily net assets attributable to the Class.

Class E shares of MSF Portfolio are sold at net asset value without any initial or deferred sales charges. A Rule 12b-1 plan has been adopted for the Class E shares of MSF Portfolio under which the Portfolio may pay for distribution-related expenses at an annual rate of 0.15% of average daily net assets attributable to the Class.

In connection with the Reorganization, no sales charges are imposed. Certain sales or other charges are imposed by the Contracts for which MSF Portfolio serves as an investment vehicle. More detailed descriptions of the classes of shares and the distribution arrangements applicable to each class of shares are contained in the Prospectus and Statement of Additional Information relating to MSF Portfolio.

Purchase and Redemption Procedures

The Prospectus for your Contract describes the procedures for investing your purchase payments or premiums in shares of a Portfolio. No fee is charged by a Portfolio for selling (redeeming) shares. The Contract Prospectus describes whether an Insurance Company charges any fees for redeeming your interest in a Contract. A Portfolio buys or sells shares at net asset value per share of the Portfolio for orders received on a given day, and the Insurance Company uses this value to calculate the value of your interest in your Contract. Orders received in good order prior to 4:00 p.m. Eastern time will receive the net asset value per share calculated on that same day.

MLIDC and its affiliates place orders for the purchase or redemption of shares of MSF Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contracts. Orders are effected at the net asset value per share for MSF Portfolio determined on that same date, without the imposition of any sales commission or redemption charge. The Insurance Company uses this net asset value to calculate the value of your interest in your Contract.

Exchange Privileges

The Contract Prospectus indicates whether an Insurance Company charges any fees for moving your assets from one investment option to another. No fees for exchanges are charged by MSF.

Dividend Policy

Each Portfolio has the same distribution policy. Each Portfolio declares and distributes its dividends from net investment income, including any short-term capital gains, to the Insurance Company separate accounts at least once a year and not to you, the Contract Owner. These distributions are in the form of additional shares of stock and not cash. The result is that a Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. All net realized long- or short-term capital gains of each Portfolio are also declared and distributed once a year and reinvested in the Portfolio.

Each Portfolio has qualified, and MSF Portfolio intends to continue to qualify, to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, a Portfolio must distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code.

While so qualified, so long as each Portfolio distributes all of its net investment company taxable and tax-exempt income and any net realized gains to its Record Holders, it is expected that a Portfolio will not be required to pay any federal income taxes on the amounts distributed to its Record Holders.

Tax Information

No discussion is included here as to the federal income tax consequences at the shareholder level because the separate accounts are the only Record Holders of the Portfolios’ shares. For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

Payments to Broker-Dealers and Other Financial Intermediaries

Neither Portfolio is sold directly to the general public but instead each Portfolio is offered as an underlying investment option for Contracts issued by Insurance Companies that are affiliated with the Portfolios and MetLife Advisers. As a result of these affiliations, the Insurance Companies may benefit more from offering a Portfolio as an investment option in the Contracts than offering other unaffiliated portfolios. The Portfolios and their related companies may also make payments to the sponsoring Insurance Companies (or their affiliates) for distribution and/or other services. The benefits to the Insurance Companies of offering the Portfolios over unaffiliated portfolios and these payments may be factors that the Insurance Companies consider in including the Portfolios as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

COMPARATIVE INFORMATION ON SHAREHOLDERS’ RIGHTS

As Delaware statutory trusts, the operations of MIST and MSF are governed by their respective Amended and Restated Agreements and Declarations of Trust and Amended and Restated By-Laws, and applicable Delaware and federal law. Shareholders of MIST Portfolio who are entitled to instruct the Insurance Companies to vote at the Meeting may obtain a copy of MSF’s Amended and Restated Agreement and Declaration of Trust and Amended and Restated By-Laws, without charge, upon written or oral request to MSF at the address and telephone number set forth on the cover of this Prospectus/Proxy Statement. Any discussion of the “Trust” in this section refers to each of MIST and MSF and its Amended and Restated Agreement and Declaration of Trust.

Form of Organization

As noted above, MIST and MSF are each organized as a Delaware statutory trust. MIST and MSF are both open-end management investment companies registered with the SEC under the 1940 Act, and each is organized as a “series company” as that term is used in Rule 18f-2 under the 1940 Act. The series of MIST consist of MIST Portfolio and other mutual funds of various asset classes; the series of MSF consist of MSF Portfolio and other mutual funds of various asset classes. MIST and MSF currently offer certain shares of their portfolios to insurance company separate accounts to serve as an investment vehicle for variable annuity contracts and variable life insurance policies issued by certain insurance companies. Each is governed by its applicable Amended and Restated Agreement and Declaration of Trust, Amended and Restated By-Laws, Board of Trustees and Delaware and federal law.

Capitalization

The beneficial interests in MIST are represented by an unlimited number of transferable shares of beneficial interest, $.001 par value per share, of one or more series. The beneficial interests in MSF are represented by an unlimited number of transferable shares of beneficial interest, $.00001 par value per share, of one or more series. The Amended and Restated Agreement and Declaration of Trust of the Trust permits the Trustees to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by each Portfolio.

Shares of MIST Portfolio and MSF Portfolio are each currently only offered in three classes (Class A, Class B and Class E). Shares of each class of a Portfolio represent an equal pro rata interest in the Portfolio with each other share of that class. Shareholders of each Portfolio are entitled to receive dividends and other amounts as determined by the applicable Trustees.

Shareholder Liability

Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. To the extent that the Trust or a shareholder of the Trust is subject to the jurisdiction of courts in other states, it is possible that a court may not apply Delaware law and may thereby subject shareholders of the Trust to liability. To guard against this risk, the Amended and Restated Agreement and Declaration of Trust of the Trust (a) provides that no shareholder shall be subject to any personal liability whatsoever in tort, contract or otherwise to any other person or persons in connection with the assets or the affairs of the Trust, or any Portfolio of the Trust, (b) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets and property of the Trust, or the particular Portfolio in question, as the case may be, and the obligation is not binding upon the shareholders of the Trust individually; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder individually; and (c) provides for indemnification out of the Trust’s property of any shareholder held personally liable for the obligations or liabilities of the Trust. Accordingly, the risk of a shareholder of the Trust incurring financial loss beyond that shareholder’s investment solely because of his or her status as a shareholder of the Trust is limited to circumstances in which: (1) the court refuses to apply Delaware law; (2) no contractual limitation of liability was in effect; and (3) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trust’s business, and the nature of its assets, the risk of personal liability to a shareholder of the Trust solely because of his or her status as a shareholder is remote.

Shareholder Meetings and Voting Rights

Neither MIST on behalf of MIST Portfolio nor MSF on behalf of MSF Portfolio is required to hold annual meetings of shareholders and neither expects to do so. MIST and MSF are each required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Shareholders of each Portfolio vote separately, by Portfolio, as to matters, such as changes in fundamental investment restrictions, that affect only their particular Portfolio. Shareholders of each Portfolio vote by class as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class. Cumulative voting is not permitted in the election of Trustees of MIST or of MSF.

Except when a larger quorum is required by applicable law or the applicable governing documents, with respect to each of MIST and MSF, 33 1/3% of the shares issued and outstanding constitutes a quorum for consideration of a matter at a shareholders’ meeting but any lesser number is sufficient for adjourned sessions. Except when a larger vote is required by applicable law or the applicable governing documents, when a quorum is present at any meeting of MIST or MSF, as the case may be, a majority (greater than 50%) of the shares voted is sufficient to act on a matter and a plurality of the shares voted is required to elect a Trustee.

A Trustee of MIST or MSF may be removed at any meeting of shareholders by a vote of two-thirds of the outstanding shares of MIST or MSF, as the case may be. In addition, a Trustee of MIST or MSF may be removed with or without cause at any time by written instrument signed by at least two-thirds of the number of Trustees of MIST or MSF, as the case may be, prior to such removal.

Under the Amended and Restated Agreement and Declaration of Trust of the Trust, shareholders are entitled to one vote for each share, and a fractional vote for each fraction of a share, held as to any matters on which the share is entitled to vote.

The Amended and Restated Agreement and Declaration of Trust of the Trust provides that unless otherwise required by applicable law (including the 1940 Act), the Board of Trustees may, without obtaining a shareholder vote: (1) cause the Trust to merge or consolidate with or into or transfer its assets and any liabilities to one or more trusts (or series thereof to the extent permitted by law), partnerships, associations, corporations or other business entities (including trusts, partnerships, associations, corporations or other business entities created by the Trustees to accomplish such merger or consolidation or transfer of assets and any liabilities) so long as the surviving or resulting entity is an investment company as defined in the 1940 Act, or is a series thereof, that will succeed to or assume the Trust’s registration under the 1940 Act and that is formed, organized, or existing under the laws of the United States or of a state, commonwealth, possession or colony of the United States, unless otherwise permitted under the 1940 Act, (2) cause any one or more Portfolio (or class) of the Trust to merge or consolidate with or into or transfer its assets and any liabilities to any one or more other Portfolio (or class) of the Trust, one or more trusts (or series or classes thereof to the extent permitted by law), partnerships, associations or corporations, (3) cause the shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law or (4) cause the Trust to reorganize as a corporation, limited liability company or limited liability partnership under the laws of Delaware or any other state or jurisdiction. Under the Amended and Restated Agreement and Declaration of Trust of the Trust, the Trustees may also terminate the Trust, a Portfolio of the Trust, or a class of shares upon written notice to the shareholders of the Trust, such Portfolio or class, as the case may be.

Liquidation

In the event of the liquidation of MIST or MSF, a Portfolio, or a class of shares, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to MIST or MSF, the Portfolio or attributable to the class over the liabilities belonging to MIST or MSF, the Portfolio or attributable to the class, as applicable. The assets so distributable will be distributed among the shareholders in proportion to the number of shares of the Portfolio or class of a Portfolio held by them on the date of distribution.

Liability and Indemnification of Trustees

Under the Amended and Restated Agreement and Declaration of Trust of the Trust, a Trustee is liable to any person in connection with the assets or affairs of the Trust or any Portfolio only for such Trustee’s own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee. As provided in the Amended and Restated Agreement and Declaration of Trust of the Trust, each Trustee of the Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee (1) did not act in good faith in the reasonable belief that such Trustee’s action was in or not opposed to the best interests of the Trust; (2) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties as a Trustee; and (3) in a criminal proceeding, had reasonable cause to believe that his or her conduct was unlawful (collectively, “disabling conduct”). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or by (a) a vote of a majority of a quorum of those Trustees who are neither “interested persons” within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. A Portfolio may also advance money to a Trustee for expenses provided that the Trustee undertakes to repay the Portfolio if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

The foregoing is only a summary of certain characteristics of the operations of the Amended and Restated Agreements and Declarations of Trust of MIST and MSF, their Amended and Restated By-Laws and Delaware and federal law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Amended and Restated Agreements and Declarations of Trust, Amended and Restated By-Laws and Delaware and federal law directly for more complete information.

VOTING INFORMATION CONCERNING THE MEETING

This Prospectus/Proxy Statement is being sent to shareholders of MIST Portfolio in connection with a solicitation of voting instructions by the Trustees of MIST, to be used at the Meeting to be held at 10:00 a.m. Eastern time, February 26, 2016, at the offices of MetLife Advisers, One Financial Center, Boston, Massachusetts 02111, and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a voting instructions form, is first being mailed to shareholders of MIST Portfolio on or about January 6, 2016.

The Board of Trustees of MIST has fixed the close of business on November 30, 2015 as the record date (the “Record Date”) for determining the shareholders of MIST Portfolio entitled to receive notice of the Meeting and to give voting instructions, and for determining the number of shares for which such instructions may be given, with respect to the Meeting or any adjournment thereof. The Insurance Companies, through their separate accounts, own all of the shares of MIST Portfolio, and are the Record Holders of the Portfolio at the close of business on the Record Date. Each Insurance Company is entitled to be present and vote at the Meeting with respect to such shares of MIST Portfolio. Each Insurance Company has undertaken to vote its shares or abstain from voting its shares of MIST Portfolio for the Contract Owners of the Portfolio in accordance with voting instructions received on a timely basis from those Contract Owners. In connection with the solicitation of such voting instructions, each Insurance Company will furnish a copy of this Prospectus/Proxy Statement to Contract Owners.

The number of shares as to which voting instructions may be given under a Contract is determined by the number of full and fractional shares of MIST Portfolio held in a separate account with respect to that particular Contract. In voting for the Reorganization, each full share of MIST Portfolio is entitled to one vote and any fractional share is entitled to a fractional vote.

If you wish to give voting instructions, you may submit the voting instructions form included with this Prospectus/Proxy Statement, vote by telephone or over the Internet by following the instructions that appear on the voting instructions form or attend the Meeting in person and provide your voting instructions to the relevant Insurance Company. Instructions on how to complete the voting instructions form or vote by telephone or over the Internet are included immediately after the Notice of Special Meeting.

If an enclosed voting instructions form is completed, executed and returned, it may nevertheless be revoked at any time before the Meeting by mailing a written revocation or later voting instructions form to MIST at One Financial Center, Boston, Massachusetts 02111 or by re-voting by calling the Vote By Phone number provided on your voting instructions form or accessing www.proxy-direct.com. You may also attend the Meeting in person to revoke previously provided voting instructions and to provide new voting instructions.

Unless revoked, all valid voting instructions received in time to be voted at the Meeting will be voted, or the Insurance Company will abstain from voting, in accordance with such voting instructions. If the enclosed voting instructions form is properly executed and returned in time to be voted at the Meeting, the shares of beneficial interest represented by the voting instructions form will be voted, or the Insurance Company will abstain from voting, in accordance with the instructions marked on the returned voting instructions form.

•

Voting instructions forms which are properly executed and returned but are not marked with voting instructions will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate.

Interests in Contracts for which no timely voting instructions are received will be voted, or the Insurance Company will abstain from voting, in the same proportion as the Insurance Company votes shares for which it has received voting instructions from other Contract Owners. Abstentions from voting are effectively treated as votes against the proposed Reorganization. MIST has been advised that shares of MIST Portfolio held in the general account or unregistered separate accounts of the Insurance Companies will be represented at the Meeting by the Record Holders and voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the other shares that are voted in proportion to such voting instructions. Neither the SEC nor the Insurance Company requires any specific minimum percentage of Contract Owners to vote in order for the Insurance Company to echo vote the remaining unvoted votes. The Insurance Company seeks to obtain a reasonable level of turnout given the particular voting trend. The Insurance Company may use various methods of encouraging Contract Owners to vote, including additional solicitations. The practice of echo voting means that a small number of Contract Owners may determine the outcome of a vote.

Approval of the Plan will require the affirmative vote of a majority of the shares of MIST Portfolio outstanding at the close of business on the Record Date. The term “majority of the outstanding shares” of MIST Portfolio means the lesser of (a) the holders of 67% or more of the shares of MIST Portfolio present at the Meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of MIST Portfolio. Abstentions will be counted for purposes of determining a quorum, but will not be included in the amount of shares voted. As of the Record Date, the shareholders of record of MIST Portfolio were the Insurance Companies. Since the Insurance Companies are the legal owners of the shares, attendance by the Insurance Companies at the Meeting will constitute a quorum under the Amended and Restated Agreement and Declaration of Trust of MIST.

Voting instructions will be solicited primarily by mailing this Prospectus/Proxy Statement and its enclosures, but voting instructions may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers and employees of MetLife Advisers, its affiliates or other representatives of MIST (who will not be paid for their soliciting activities). In addition, proxy solicitations may be made by Computershare Fund Services, MIST’s proxy solicitor. All of the costs of this proxy solicitation and all of the expenses incurred in connection with preparing this Prospectus/Proxy Statement and its enclosures (estimated at approximately $160,000, of which $27,920 are for proxy solicitation services) will be paid by Western Asset. Neither MIST Portfolio, MSF Portfolio nor their respective shareholders will bear any costs associated with this proxy solicitation or any of the expenses incurred in connection with the preparation of this Prospectus/Proxy Statement or any of its enclosures. If the Reorganization is not consummated, no portion of these costs or expenses will be borne directly or indirectly by MIST Portfolio, MSF Portfolio or their shareholders. MetLife Advisers or one of its affiliates will pay such costs.

If shareholders of MIST Portfolio do not vote to approve the Reorganization, the Trustees of MIST will consider other possible courses of action in the best interests of shareholders. If sufficient votes to approve the Reorganization are not received, the persons named as proxies on a proxy form sent to the Record Holders may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

A shareholder of MIST Portfolio who objects to the proposed Reorganization will not be entitled under either Delaware law or the Amended and Restated Agreement and Declaration of Trust of MIST to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to the Record Holders or Contract Owners for federal income tax purposes. In addition, if the Reorganization is consummated, the rights of shareholders to transfer their account balances among investment options available under the Contracts or to make withdrawals under the Contracts will not be affected.

MIST does not hold annual shareholder meetings. If the Reorganization is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of MIST at the address set forth on the cover of this Prospectus/Proxy Statement so that they will be received by MIST in a reasonable period of time prior to that meeting.

The votes of the shareholders of MSF Portfolio are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganization.

Shareholder Information

The Record Holders of MIST Portfolio on the Record Date will be entitled to be present and vote at the Meeting with respect to shares of MIST Portfolio owned as of the Record Date. As of the Record Date, the total number of shares of MIST Portfolio outstanding and entitled to vote was as follows:

Number of Shares
Class A	83,159,711.918
Class B	9,525,972.236
Class E	22,914,934.038

As of the Record Date, there were no shares of MSF Portfolio entitled to vote at the Meeting.

As of November 30, 2015, the officers and Trustees of MIST and the officers and Trustees of MSF beneficially owned as a group less than 1% of the outstanding shares of MIST Portfolio and MSF Portfolio, respectively.

Control Persons and Principal Holders of Securities

The Insurance Companies have advised MIST and MSF that as of November 30, 2015 there were no persons owning Contracts which would entitle them to instruct the Insurance Companies with respect to more than 5% of the shares of MIST Portfolio and MSF Portfolio, respectively.

All of the shares of MIST Portfolio and MSF Portfolio are held of record by the Insurance Companies for allocation to the corresponding investment divisions or sub-accounts of certain of their separate accounts. Shares of the Portfolios are not offered for direct purchase by the investing public. Because the Insurance Companies through their separate accounts own 100% of the shares of MIST Portfolio and MSF Portfolio, they may be deemed to be in control (as that term is defined in the 1940 Act) of the Portfolios. Such control may dilute the effect of the votes of other shareholders and contract owners.

FINANCIAL STATEMENTS AND EXPERTS

The Annual Report of each of MIST Portfolio and MSF Portfolio as of and for the year ended December 31, 2014, and the financial statements and financial highlights for the periods indicated therein, the Semiannual Report of MIST Portfolio as of and for the six month period ended June 30, 2015 (unaudited), and the financial statements and financial highlights for the periods indicated therein, and the Semiannual Report of MSF Portfolio as of and for the six month period ended June 30, 2015, and the financial statements and financial highlights for the periods indicated therein, all have been incorporated by reference in the Registration Statement of which this Prospectus/Proxy Statement is a part. The financial statements and financial highlights for the periods indicated in the Annual Report of each of MIST Portfolio and MSF Portfolio that have been incorporated by reference in the Registration Statement of which this Prospectus/Proxy Statement is a part have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports, which are incorporated by reference herein, and have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of MSF Portfolio will be passed upon by Sullivan & Worcester LLP.

ADDITIONAL INFORMATION

MIST and MSF are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith files reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549, and at the SEC’s Regional Offices located at 3475 Lenox Road, NE, Suite 1000, Atlanta, GA 30326-1232; 33 Arch Street, 23rd Floor, Boston, MA 02110-1424; 175 W. Jackson Blvd., Suite 900, Chicago, IL 60604-2908; 1801 California Street, Suite 1500, Denver, CO 80202-2656; Burnett Plaza, Suite 1900, 801 Cherry Street, Unit #18, Fort Worth, TX 76102-6882; 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036-3648; 801 Brickell Avenue, Suite 1800, Miami, FL 33131-4901; 3 World Financial Center, Suite 400, New York, NY 10281-1022; 701 Market Street, Suite 2000, Philadelphia, PA 19106-1532; 15 W. South Temple Street, Suite 1800, Salt Lake City, UT 84101-1573; and 44 Montgomery Street, Suite 2600, San Francisco, CA 94104-4716. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

OTHER BUSINESS

The Trustees of MIST do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

THE TRUSTEES OF MIST RECOMMEND APPROVAL OF THE PLAN AND ANY PROPERLY EXECUTED BUT UNMARKED VOTING INSTRUCTIONS WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.

December 28, 2015

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) dated as of             , by and among (i) Met Investors Series Trust (the “Acquired Trust”), a Delaware statutory trust established under an Amended and Restated Agreement and Declaration of Trust dated May 23, 2012 and in effect on the date hereof, on behalf of Pioneer Strategic Income Portfolio (the “Acquired Portfolio”), a series of the Acquired Trust, (ii) Metropolitan Series Fund (the “Acquiring Trust”), a Delaware statutory trust established under an Amended and Restated Agreement and Declaration of Trust dated May 23, 2012 and in effect on the date hereof, on behalf of Western Asset Management Strategic Bond Opportunities Portfolio (the “Acquiring Portfolio”), a series of the Acquiring Trust, and (iii), solely with respect to paragraph 9, MetLife Advisers, LLC (“MetLife Advisers”).

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision. The reorganization will consist of the transfer of all of the assets of the Acquired Portfolio in exchange solely for shares of beneficial interest of the Acquiring Portfolio, the assumption by the Acquiring Portfolio of the liabilities of the Acquired Portfolio and the distribution of such shares of the Acquiring Portfolio to the shareholders of the Acquired Portfolio in liquidation of the Acquired Portfolio, all upon the terms and conditions set forth in this Agreement.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF ACQUIRED PORTFOLIO IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUIRING PORTFOLIO SHARES AND LIQUIDATION OF ACQUIRED PORTFOLIO.

1.1	Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein:

(a)	The Acquired Trust, on behalf of the Acquired Portfolio, will transfer and deliver to the Acquiring Portfolio, and the Acquiring Portfolio will acquire, all the assets of the Acquired Portfolio as set forth in paragraph 1.2;

(b)	The Acquiring Portfolio will assume all of the Acquired Portfolio’s liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence on the Closing Date (as defined in paragraph 1.2 hereof), including without limitation any indemnification obligations of the Acquired Portfolio, including indemnification of the officers and trustees of the Acquired Portfolio in connection with their actions related to this transaction (collectively, the “Obligations”); and

(c)	The Acquiring Portfolio will issue and deliver to the Acquired Portfolio in exchange for such assets (i) the number of full and fractional shares of each class of shares of the Acquiring Portfolio determined by dividing the net asset value of the respective class of shares of the Acquired Portfolio, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one share of the respective class of the Acquiring Portfolio, computed in the manner and as of the time and date set forth in paragraph 2.2, (with the shares of the Acquiring Portfolio to be issued and delivered in accordance with this subparagraph (c) being referred to herein as the “Acquiring Portfolio Shares”). Holders of Class A, Class B or Class E shares of the Acquired Portfolio will receive Class A, Class B or Class E shares, respectively, of the Acquiring Portfolio. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

1.2	The assets of the Acquired Portfolio to be acquired by the Acquiring Portfolio shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Portfolio on the closing date provided in paragraph 3.1 (the “Closing Date”), including any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Portfolio on the Closing Date.

1.3	As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), the Acquired Portfolio will liquidate and distribute to its shareholders of record (the “Acquired Portfolio Shareholders”), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquiring Portfolio Shares received by the Acquired Portfolio pursuant to paragraph 1.1. Each Acquired Portfolio Shareholder shall be entitled to receive that proportion of each class of Acquiring Portfolio Shares (consisting, in the case of each Acquired Portfolio Shareholder, of Acquiring Portfolio Shares of the same designated class as the shares of the Acquired Portfolio which such Acquired Portfolio Shareholder holds) which the number of shares of that class of the Acquired Portfolio held by such Acquired Portfolio Shareholder bears to the total number of shares of that class of the Acquired Portfolio outstanding on the Valuation Date. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Portfolio Shares then credited to the account of the Acquired Portfolio on the books of the Acquiring Portfolio to open accounts on the share records of the Acquiring Portfolio in the names of the Acquired Portfolio Shareholders and representing the respective number of Acquiring Portfolio Shares due such shareholders. The Acquiring Portfolio shall not be obligated to issue certificates representing Acquiring Portfolio Shares in connection with such exchange.

1.4	With respect to Acquiring Portfolio Shares distributable pursuant to paragraph 1.3 to an Acquired Portfolio Shareholder holding a certificate or certificates for shares of the Acquired Portfolio, if any, on the Valuation Date, the Acquiring Trust will not permit such Shareholder to receive Acquiring Portfolio Share certificates therefor, exchange such Acquiring Portfolio Shares for shares of other investment companies, effect an account transfer of such Acquiring Portfolio Shares, or pledge or redeem such Acquiring Portfolio Shares until the Acquiring Trust has been notified by the Acquired Portfolio or its agent that such Shareholder has surrendered all his or her outstanding certificates for Acquired Portfolio shares or, in the event of lost certificates, posted adequate bond.

1.5	Any obligation of the Acquired Portfolio to make filings with governmental authorities is and shall remain the responsibility of the Acquired Portfolio through the Closing Date and up to and including such later date on which the Acquired Portfolio is terminated.

1.6	As promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Portfolio shall furnish to the Acquiring Portfolio, in such form as is reasonably satisfactory to the Acquiring Portfolio, a statement of the earnings and profits of the Acquired Portfolio for federal income tax purposes that will be carried over by the Acquiring Portfolio as a result of Section 381 of the Code, and certified by the Treasurer of the Acquired Trust.

1.7	As promptly as possible after the Closing Date, the Acquired Portfolio shall be terminated pursuant to the provisions of the laws of the State of Delaware, and, after the Closing Date, the Acquired Portfolio shall not conduct any business except in connection with its liquidation.

2.	VALUATION.

2.1	For the purpose of paragraph 1, the value of the assets of a class of shares of the Acquired Portfolio shall be the net asset value of such class of the Acquired Portfolio computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the “Valuation Date”) using the valuation procedures as adopted by the Board of Trustees of the Acquiring Trust, and shall be certified by an authorized officer of the Acquired Trust.

2.2	For the purpose of paragraph 1, the net asset value of a share of a class of the Acquiring Portfolio shall be the net asset value per share of such class computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures as adopted by the Board of Trustees of the Acquiring Trust.

3.	CLOSING AND CLOSING DATE.

3.1	The Closing Date shall be on May 1, 2016, or on such other date as the parties may agree in writing. The Closing shall be held at 9:00 a.m. on the Closing Date at the offices of MetLife Advisers, located at One Financial Center, Boston, Massachusetts 02111, or at such other time and/or place as the parties may agree.

3.2	The portfolio securities of the Acquired Portfolio shall be made available by the Acquired Portfolio to State Street Bank and Trust Company, as custodian for the Acquiring Portfolio (the “Custodian”), for examination no later than thirty days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Portfolio’s cash shall be delivered by the Acquired Portfolio to the Custodian for the account of the Acquiring Portfolio, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4 or Rule 17f-5, as the case may be, under the Investment Company Act of 1940, as amended (the “1940 Act”) and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such transfer stamps. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of “State Street Bank and Trust Company, custodian for Western Asset Management Strategic Bond Opportunities Portfolio, a series of Metropolitan Series Fund”.

3.3	In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or general trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Portfolio or the Acquiring Portfolio is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days after the original Valuation Date, this Agreement may be terminated by either of the Acquired Trust or the Acquiring Trust upon the giving of written notice to the other party.

3.4

At the Closing, the Acquired Portfolio or its transfer agent shall deliver to the Acquiring Portfolio or its designated agent a list of the names and addresses of the Acquired Portfolio Shareholders and the number of outstanding shares of beneficial interest of each class of the Acquired Portfolio owned by each Acquired Portfolio Shareholder, all as of the close of business on the Valuation Date, certified by the Secretary or

Assistant Secretary of the Acquired Trust. The Acquiring Trust shall provide to the Acquired Portfolio evidence satisfactory to the Acquired Portfolio that the Acquiring Portfolio Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Portfolio’s account on the books of the Acquiring Portfolio. On the Liquidation Date, the Acquiring Trust shall provide to the Acquired Portfolio evidence satisfactory to the Acquired Portfolio that such Acquiring Portfolio Shares have been credited pro rata to open accounts in the names of the Acquired Portfolio Shareholders as provided in paragraph 1.3.

3.5	At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4.	REPRESENTATIONS AND WARRANTIES.

4.1	The Acquired Trust, on behalf of the Acquired Portfolio, represents and warrants the following to the Acquiring Trust and to the Acquiring Portfolio as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Acquired Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its property and assets and to conduct its business as currently conducted;

(b)	The Acquired Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Portfolio is a separate series thereof duly established, designated and existing in accordance with the applicable provisions of the Acquired Trust’s Amended and Restated Agreement and Declaration of Trust and the 1940 Act;

(c)	The Acquired Trust is not in violation in any material respect of any provision of its Amended and Restated Agreement and Declaration of Trust or Amended and Restated By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Trust is a party or by which the Acquired Portfolio is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(d)	The Acquired Trust has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Portfolio or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Portfolio;

(e)	No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquired Portfolio, any of its properties or assets, or any person whom the Acquired Portfolio may be obligated to indemnify in connection with such litigation, proceeding or investigation. The Acquired Portfolio knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(f)	The unaudited statement of assets and liabilities as of June 30, 2015, the unaudited statement of operations for the six months ended June 30, 2015, the unaudited statement of changes in net assets for the six months ended June 30, 2015, and the unaudited schedule of investments as of June 30, 2015, of the Acquired Portfolio, copies of which will be furnished to the Acquiring Portfolio prior to the Closing Date, fairly reflect the financial condition and results of operations of the Acquired Portfolio as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Portfolio has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statement of assets referred to above or those incurred in the ordinary course of its business since June 30, 2015;

(g)	Since June 30, 2015, there has not been any material adverse change in the Acquired Portfolio’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Portfolio of indebtedness, except as disclosed in writing to the Acquiring Portfolio. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

(h)

By the Closing Date, all federal and other tax returns and reports of the Acquired Portfolio required by law to have been filed by such date (giving effect to extensions) shall have been filed, all federal and other taxes shown to be due on said returns and reports and any assessments received by the Acquired Portfolio shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Portfolio’s knowledge no such return is currently under audit by the Internal Revenue Service or any state or local tax authority and no assessment has been asserted with respect to any such return;

(i)	For all taxable years and all applicable quarters of such years from the date of its inception, the Acquired Portfolio has met, and will continue to meet through the Closing Date, the requirements of Subchapter M of the Code, for treatment as a “regulated investment company” within the meaning of Sections 851 and 852 of the Code and the diversification requirements of Section 817(h) of the Code and the regulations thereunder. Neither the Acquired Trust nor the Acquired Portfolio has at any time since its inception been liable for nor is now liable for any material excise tax pursuant to Sections 852 or 4982 of the Code. The Acquired Portfolio is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

(j)	The authorized capital of the Acquired Trust consists of an unlimited number of shares of beneficial interest, par value $0.001 per share, of such number of different series as the Board of Trustees of the Acquired Trust may authorize from time to time. The outstanding shares of beneficial interest in the Acquired Portfolio are Class A, Class B and Class E shares, and at the Closing Date will be Class A, Class B and Class E shares, having the characteristics described in the Acquired Portfolio’s then current prospectus or prospectuses and statement of additional information or statements of additional information (collectively, as amended or supplemented from time to time, the “Acquired Portfolio Prospectus”). All issued and outstanding shares of the Acquired Portfolio are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and (except as set forth in the Acquired Portfolio Prospectus), non-assessable by the Acquired Portfolio and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest of the Acquired Portfolio are outstanding and none will be outstanding on the Closing Date;

(k)	The Acquired Portfolio’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Portfolio Prospectus, except as previously disclosed in writing to and accepted by the Acquiring Portfolio;

(l)	The execution, delivery and performance of this Agreement has been duly authorized by the Board of Trustees of the Acquired Trust, and, upon approval thereof by the required majority of the shareholders of the Acquired Portfolio, this Agreement will constitute the valid and binding obligation of the Acquired Portfolio enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(m)	The Acquiring Portfolio Shares to be issued to the Acquired Portfolio pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Portfolio Shareholders as provided in paragraph 1.3;

(n)	The information provided by the Acquired Portfolio for use in the N-14 Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 and any information provided by the Acquired Portfolio for use in any governmental filings in connection with the transactions contemplated hereby, including without limitation applications for exemption orders or no-action letters, is accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto;

(o)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Portfolio of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act and state insurance, securities or blue sky laws (which term as used in this Agreement shall include the laws of the District of Columbia and of Puerto Rico);

(p)

At the Closing Date, the Acquired Trust, on behalf of the Acquired Portfolio, will have good and marketable title to its assets to be transferred to the Acquiring Portfolio pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Portfolio to be transferred to the Acquiring Portfolio pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Portfolio will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to and accepted by the Acquiring Portfolio. As used in this Agreement, the term “Investments” shall mean the Acquired Portfolio’s investments shown on the schedule of its investments as of June 30, 2015, referred to in Section 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Portfolio shall make, and changes resulting from stock dividends, stock splits, mergers and similar corporate actions through the Closing Date;

(q)	At the Closing Date, the Acquired Portfolio will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Portfolio pursuant to this Agreement, the Acquiring Portfolio will remain in compliance with such mandatory investment restrictions as are set forth in the then current prospectus or prospectuses and the statement of additional information or statements of additional information of the Acquiring Portfolio (collectively, as from time to time amended and supplemented, the “Acquiring Portfolio Prospectus”), as amended through the Closing Date; and

(r)	No registration of any of the Investments under the 1933 Act or under any state securities or blue sky laws would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Portfolio or the Acquired Portfolio, except as previously disclosed by the Acquired Portfolio to and accepted by the Acquiring Portfolio.

4.2	The Acquiring Trust, on behalf of the Acquiring Portfolio, represents and warrants the following to the Acquired Trust and to the Acquired Portfolio as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Acquiring Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its property and assets and to conduct its business as currently conducted;

(b)

The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Portfolio is a separate series thereof duly established, designated and existing in accordance with the applicable provisions of the Acquiring Trust’s Amended and Restated Agreement and Declaration of Trust and the 1940 Act;

(c)	The Acquiring Portfolio Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Portfolio is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

(d)	At the Closing Date, the Acquiring Portfolio will have good and marketable title to its assets;

(e)	The Acquiring Trust is not in violation in any material respect of any provisions of its Amended and Restated Agreement and Declaration of Trust or Amended and Restated By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust is a party or by which the Acquiring Portfolio is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(f)	No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Portfolio or any of its properties or assets. The Acquiring Portfolio knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(g)

The unaudited statement of assets and liabilities as of June 30, 2015, the unaudited statement of operations for the six months ended June 30, 2015, the unaudited statement of changes in net assets for the six months ended June 30, 2015, and the unaudited schedule of investments as of June 30, 2015, of the Acquiring Portfolio, copies of which will be furnished to the Acquired Portfolio prior to the Closing Date, fairly reflect the financial condition and results of operations of the Acquiring Portfolio as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Portfolio has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statement of assets referred to above or those incurred in the ordinary course of its business since June 30, 2015;

(h)	Since June 30, 2015, there has not been any material adverse change in the Acquiring Portfolio’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Portfolio of indebtedness. For the purposes of this subparagraph (h), changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

(i)	By the Closing Date, all federal and other tax returns and reports of the Acquiring Portfolio required by law to have been filed by such date (giving effect to extensions) shall have been filed, all federal and other taxes shown to be due on said returns and reports and any assessments received by the Acquiring Portfolio shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Portfolio’s knowledge no such return is currently under audit by the Internal Revenue Service or any state or local tax authority and no assessment has been asserted with respect to any such return;

(j)	For all taxable years and all applicable quarters of such years from the date of its inception, the Acquiring Portfolio has met, and will continue to meet through the Closing Date, the requirements of Subchapter M of the Code for qualification as a regulated investment company within the meaning of Sections 851 and 852 of the Code and the diversification requirements of Section 817(h) of the Code and the regulations thereunder. Neither the Acquiring Trust nor the Acquiring Portfolio has at any time since its inception been liable for nor is now liable for any material excise tax pursuant to Sections 852 or 4982 of the Code. The Acquiring Portfolio is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

(k)

The authorized capital of the Acquiring Trust consists of an unlimited number of shares of beneficial interest, par value $.00001 per share, of such number of different series as the Board of Trustees of the Acquiring Trust may authorize from time to time. The outstanding shares of beneficial interest in the Acquiring Portfolio are Class A, Class B and Class E shares, and at the Closing Date will be Class A,

Class B and Class E shares, having the characteristics described in the Acquiring Portfolio Prospectus. All issued and outstanding shares of the Acquiring Portfolio are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Portfolio Prospectus) by the Acquiring Trust, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest in the Acquiring Portfolio of any class are outstanding and none will be outstanding on the Closing Date (except such rights as the Acquiring Portfolio may have pursuant to this Agreement);

(l)	The Acquiring Portfolio’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Portfolio Prospectus;

(m)	The execution, delivery and performance of this Agreement has been duly authorized by the Board of Trustees of the Acquiring Trust, and this Agreement constitutes the valid and binding obligation of the Acquiring Trust and the Acquiring Portfolio enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(n)	The Acquiring Portfolio Shares to be issued and delivered to the Acquired Portfolio pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A, Class B or Class E shares of beneficial interest in the Acquiring Portfolio, and will be fully paid and non-assessable (except as set forth in the Acquiring Portfolio Prospectus) by the Acquiring Trust, and no shareholder of the Acquiring Trust will have any preemptive right of subscription or purchase in respect thereof;

(o)	The information to be furnished by the Acquiring Portfolio for use in the N-14 Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 and any information furnished by the Acquiring Portfolio for use in any governmental filings in connection with the transactions contemplated hereby, including without limitation applications for exemption orders or no-action letters, is accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

(p)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Portfolio of the transactions contemplated by this Agreement, except such as may be required under 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or blue sky laws.

5.	COVENANTS OF THE ACQUIRED PORTFOLIO AND THE ACQUIRING PORTFOLIO.

The Acquiring Trust, on behalf of the Acquiring Portfolio, and the Acquired Trust, on behalf of the Acquired Portfolio, each hereby covenants and agrees with the other as follows:

5.1	The Acquiring Portfolio and the Acquired Portfolio each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions and any trading activities in anticipation of the transactions contemplated hereby.

5.2	The Acquired Portfolio will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

5.3	In connection with the meeting of the Acquired Portfolio Shareholders referred to in paragraph 5.2, the Acquired Portfolio will prepare a Prospectus/Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the “N-14 Registration Statement”) which the Acquiring Trust will prepare and file for the registration under the 1933 Act of the Acquiring Portfolio Shares to be distributed to the Acquired Portfolio Shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

5.4	The Acquiring Portfolio will advise the Acquired Portfolio promptly if at any time prior to the Closing Date the Acquiring Portfolio becomes aware that the assets of the Acquired Portfolio include any securities which the Acquiring Portfolio is not permitted to acquire.

5.5	Subject to the provisions of this Agreement, the Acquired Portfolio and the Acquiring Portfolio will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party’s obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

5.6	The Acquiring Portfolio will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or blue sky laws as it may deem appropriate in order to continue its operations after the Closing Date.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED PORTFOLIO.

The obligations of the Acquired Portfolio to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Trust and the Acquiring Portfolio of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

6.1	The Acquiring Trust, on behalf of the Acquiring Portfolio, shall have delivered to the Acquired Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust on behalf of the Acquiring Portfolio made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Trust and the Acquiring Portfolio have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

6.2	The Acquiring Trust, on behalf of the Acquiring Portfolio, shall have executed and delivered to the Acquired Portfolio an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Portfolio will assume all of the liabilities of the Acquired Portfolio existing at the Valuation Date in connection with the transactions contemplated by this Agreement, other than liabilities pursuant to this Agreement.

6.3	The Acquired Trust shall have received a favorable opinion from Sullivan & Worcester LLP, counsel to the Acquiring Trust for the transactions contemplated hereby, dated the Closing Date and, in a form satisfactory to the Acquired Trust, to the following effect:

(a)	The Acquiring Trust is a statutory trust duly organized and validly existing under the laws of the State of Delaware and has power and authority necessary to own all of its properties and assets and to carry on its business substantially as described in the N-14 Registration Statement referred to in paragraph 5.3, and the Acquiring Portfolio is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Amended and Restated Agreement and Declaration of Trust and Amended and Restated By-laws of the Trust;

(b)	The Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act;

(c)	This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Portfolio and, assuming the Prospectus/Proxy Statement and N-14 Registration Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquired Trust on behalf of the Acquired Portfolio, is the valid and binding obligation of the Acquiring Portfolio enforceable against the Acquiring Portfolio in accordance with its terms, except (i) as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and general equitable principles and (ii) insofar as rights to indemnity thereunder may be limited by federal or state securities laws;

(d)	The Acquiring Portfolio has the power to assume the liabilities to be assumed by it hereunder;

(e)	The Acquiring Portfolio Shares to be issued for transfer to the shareholders of the Acquired Portfolio as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable shares of beneficial interest in the Acquiring Portfolio, assuming that as consideration for such shares not less than the net asset value of such shares has been paid and that the conditions set forth in this Agreement have been satisfied, and no shareholder of the Acquiring Portfolio has any preemptive right of subscription or purchase in respect of such shares;

(f)	The execution and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Portfolio did not, and the performance by the Acquiring Trust and the Acquiring Portfolio of their respective obligations hereunder will not, violate the Acquiring Trust’s Amended and Restated Agreement and Declaration of Trust or Amended and Restated By-laws, or any provision of any agreement known to such counsel to which the Acquiring Trust or the Acquiring Portfolio is a party or by which either of them is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Trust or the Acquiring Portfolio is a party or by which either of them is bound;

(g)

To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust or the Acquiring Portfolio of the transactions contemplated by this

Agreement except such as may be required under state securities or blue sky laws or such as have been obtained;

(h)	To such counsel’s knowledge there is no legal or governmental proceeding relating to the Acquiring Trust or the Acquiring Portfolio existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the N-14 Registration Statement referred to in paragraph 5.3 which are not described therein; and

(i)	To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Trust or the Acquiring Portfolio or any of their properties or assets that would impair the Acquiring Trust’s ability to perform its obligations under this Agreement, and, to the knowledge of such counsel, neither the Acquiring Trust nor the Acquiring Portfolio is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO.

The obligations of the Acquiring Portfolio to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Portfolio of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1	The Acquired Trust, on behalf of the Acquired Portfolio, shall have delivered to the Acquiring Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Portfolio made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquired Trust and the Acquired Portfolio have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date;

7.2	The Trust shall have received a favorable opinion from Sullivan & Worcester LLP, counsel to the Acquired Trust for the transactions contemplated hereby, dated the Closing Date and in a form satisfactory to the Acquiring Trust, to the following effect:

(a)	The Acquired Trust is a statutory trust duly organized and validly existing under the laws of the State of Delaware and has power and authority necessary to own all of its properties and assets and to carry on its business substantially as described in the N-14 Registration Statement referred to in paragraph 5.3, and the Acquired Portfolio is a separate series thereof classified in accordance with the applicable provisions of the 1940 Act and the Acquired Trust’s Amended and Restated Agreement and Declaration of Trust;

(b)	The Acquired Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act;

(c)	This Agreement has been duly authorized, executed and delivered by the Acquired Trust on behalf of the Acquired Portfolio and, assuming the Prospectus/Proxy Statement and the N-14 Registration Statement referred to in paragraph 5.3 comply with all applicable provisions of federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Portfolio, the Agreement constitutes the valid and binding obligation of the Acquired Portfolio enforceable against the Acquired Portfolio in accordance with its terms, except (i) as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and general principles of equity and (ii) insofar as rights to indemnity thereunder may be limited by federal or state securities laws;

(d)	The Acquired Portfolio has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Portfolio will have duly transferred such assets to the Acquiring Portfolio;

(e)	The execution and delivery of this Agreement by the Acquired Trust on behalf of the Acquired Portfolio did not, and the performance by the Acquired Trust and the Acquired Portfolio of their respective obligations hereunder will not, violate the Acquired Trust’s Amended and Restated Agreement and Declaration of Trust or Amended and Restated By-laws, or any provision of any agreement known to such counsel to which the Acquired Trust or the Acquired Portfolio is a party or by which either of them is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquired Trust or the Acquired Portfolio is a party or by which either of them is bound;

(f)	To the knowledge of such counsel, no consent, approval, authorization or order of any United States federal or Delaware state court or governmental authority is required for the consummation by the Acquired Trust or the Acquired Portfolio of the transactions contemplated by this Agreement, except such as may be required under state securities or blue sky laws or such as have been obtained;

(g)	To such counsel’s knowledge there is no legal or governmental proceeding relating to the Acquired Trust or the Acquired Portfolio existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the N-14 Registration Statement referred to in paragraph 5.3 which are not described therein;

(h)	To such counsel’s knowledge, there is no litigation or administrative proceeding or investigation of or before any court or governmental body presently pending or threatened as to the Acquired Trust or the Acquired Portfolio or any of their respective properties or assets that would impair the Acquired Trust’s ability to perform its obligations under this Agreement, and, to such counsel’s knowledge, neither the Acquired Trust nor the Acquired Portfolio is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business; and

(i)	All issued and outstanding shares of the Acquired Portfolio are legally issued, fully paid and non-assessable, assuming that as consideration for such shares not less than the net asset value of such shares has been paid, and assuming that such shares were issued in accordance with the terms of the Acquired Portfolio’s registration statement, or any amendments thereto, in effect at the time of such issuance.

7.3	The Acquired Portfolio shall have furnished to the Acquiring Portfolio tax returns, signed by a partner of Deloitte & Touche LLP for the fiscal year ended December 31, 2015.

7.4	Prior to the Closing Date, the Acquired Portfolio shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Portfolio’s investment company taxable income for its taxable years ending on or after December 31, 2015 and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after December 31, 2015 and on or prior to the Closing Date.

7.5	The Acquired Portfolio shall have furnished to the Acquiring Portfolio a certificate, signed by the President (or any Vice President) and the Treasurer of the Acquired Trust, as to the adjusted tax basis in the hands of the Acquired Portfolio of the securities delivered to the Acquiring Portfolio pursuant to this Agreement.

7.6	The custodian of the Acquired Portfolio shall have delivered to the Acquiring Portfolio a certificate identifying all of the assets of the Acquired Portfolio held by such custodian as of the Valuation Date, and the Acquired Portfolio shall have delivered to the Acquiring Portfolio a statement of assets and liabilities of the Acquired Portfolio as of the Valuation Date, prepared in accordance with generally accepted accounting principles consistently applied from the prior audited period, certified by the Treasurer of the Acquired Trust.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING PORTFOLIO AND THE ACQUIRED PORTFOLIO.

The respective obligations of the Acquired Trust and the Acquiring Trust hereunder are each subject to the further conditions that on or before the Closing Date:

8.1	This Agreement and the transactions contemplated herein shall have been approved by the required vote of the holders of the outstanding shares of the Acquired Portfolio of record on the record date for the meeting of its shareholders referred to in paragraph 5.2;

8.2	On the Closing Date no action, suit or other preceding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby;

8.3	All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state blue sky and securities authorities) deemed necessary by the Acquired Trust or the Acquiring Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquired Portfolio or the Acquiring Portfolio;

8.4	The N-14 Registration Statement referred to in paragraph 5.3 shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.5	The Acquired Portfolio and the Acquiring Portfolio shall have received a favorable opinion of Sullivan & Worcester LLP satisfactory to the Acquired Trust and the Acquiring Trust substantially to the effect that, for federal income tax purposes, and while the matter is not entirely free from doubt:

(a)	The transfer of all of the Acquired Portfolio assets in exchange solely for the Acquiring Portfolio Shares and the assumption by the

Acquiring Portfolio of the liabilities of the Acquired Portfolio followed by the distribution of the Acquiring Portfolio Shares to the Acquired Portfolio Shareholders in dissolution and liquidation of the Acquired Portfolio will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Portfolio and the Acquired Portfolio will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(b)	No gain or loss will be recognized by the Acquiring Portfolio upon the receipt of the assets of the Acquired Portfolio solely in exchange for the Acquiring Portfolio Shares and the assumption by the Acquiring Portfolio of the liabilities of the Acquired Portfolio.

(c)	No gain or loss will be recognized by the Acquired Portfolio upon the transfer of the Acquired Portfolio assets to the Acquiring Portfolio in exchange for the Acquiring Portfolio Shares and the assumption by the Acquiring Portfolio of the liabilities of the Acquired Portfolio or upon the distribution (whether actual or constructive) of the Acquiring Portfolio Shares to the separate accounts as shareholders of Acquired Portfolio in exchange for their shares of the Acquired Portfolio.

(d)	No gain or loss will be recognized by the separate accounts as shareholders of the Acquired Portfolio upon the exchange of their Acquired Portfolio shares for the Acquiring Portfolio Shares in liquidation of the Acquired Portfolio.

(e)	The aggregate tax basis of the Acquiring Portfolio Shares received by each separate account as a shareholder of the Acquired Portfolio pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Portfolio shares held by such separate account as a shareholder of the Acquired Portfolio immediately prior to the Closing, and the holding period of the Acquiring Portfolio Shares received by each separate account as a shareholder of the Acquired Portfolio will include the period during which the Acquired Portfolio shares exchanged therefor were held (provided the Acquired Portfolio shares were held as capital assets on the date of the Closing).

(f)	The tax basis of the Acquired Portfolio assets acquired by the Acquiring Portfolio will be the same as the tax basis of such assets to the Acquired Portfolio immediately prior to the Closing, and the holding period of the assets of the Acquired Portfolio in the hands of the Acquiring Portfolio will include the period during which those assets were held by the Acquired Portfolio.

(g)	The Acquiring Portfolio will succeed to and take into account capital loss carryover, if any, of the Acquired Portfolio described in Section 381(c) of the Code. The Acquiring Portfolio will take any capital loss carryovers into account subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and regulations thereunder.

8.6	At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of Trustees of the Acquired Trust and the Board of Trustees of the Acquiring Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Portfolio and the Acquiring Portfolio.

9.	FEES AND EXPENSES.

9.1	Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Acquired Portfolio and the Acquiring Portfolio, whether incurred before or after the date of this Agreement, will be borne by MetLife Advisers. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the N-14 Registration Statement under the 1933 Act covering the Acquiring Portfolio Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Portfolio Shares to be issued in connection herewith in each state in which the Acquired Portfolio Shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Portfolio shall pay its own federal and state registration fees.

9.2	Except as otherwise provided for in paragraph 9.3, any portfolio transaction costs incurred by the Acquired Portfolio prior the consummation of the transactions contemplated by this Agreement will be borne by the Acquired Portfolio. Any portfolio transaction costs incurred by the Acquiring Portfolio after the consummation of the transactions contemplated by this Agreement will be borne by the Acquiring Portfolio.

9.3	In the event the transactions contemplated by this Agreement are not consummated, then MetLife Advisers or one of its affiliates agree that they shall bear all of the costs and expenses incurred by both the Acquiring Portfolio and the Acquired Portfolio in connection with such transactions.

9.4	Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated,

neither the Acquiring Portfolio nor the Acquired Portfolio shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages.

9.5	Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

10.1	The Acquired Trust on behalf of the Acquired Portfolio and the Acquiring Trust on behalf of the Acquiring Portfolio agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2	The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 1.6, 1.7, 3.4, 7.3, 9, 10, 13 and 14.

11.	TERMINATION.

This Agreement may be terminated by the mutual agreement of the Acquired Trust and the Acquiring Trust. In addition, either the Acquired Trust or the Acquiring Trust may at its option terminate this Agreement at or prior to the Closing Date:

(a)	Because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

(b)	If a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met;

(c)	If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2016, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Acquired Trust and the Acquiring Trust; or

(d)	If the Board of Trustees of the Acquired Trust or the Board of Trustees of the Acquiring Trust, as the case may be, determines that the termination of this Agreement is in the best interests of its shareholders.

12.	AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Trust on behalf of the Acquired Portfolio and the Acquiring Trust on behalf of the Acquiring Portfolio; provided, however, that following the shareholders’ meeting called by the Acquired Portfolio pursuant to paragraph 5.2, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Portfolio Shares to be issued to the Acquired Portfolio Shareholders under this Agreement to the detriment of such Shareholders without their further approval.

13.	NOTICES.

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to: (i) Metropolitan Series Fund, One Financial Center, Boston, Massachusetts 02111, attn: Secretary; or (ii) Met Investors Series Trust, One Financial Center, Boston, Massachusetts 02111, attn: Secretary.

14.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE; FINDERS’ FEES.

14.1	The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2	This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3	This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

14.4	This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5

A copy of the Certificate of Trust of each of the Acquired Trust and the Acquiring Trust is on file with the Secretary of State of the State of Delaware, and notice is hereby given that no trustee, officer, agent or employee of either the Acquired Trust or the Acquiring Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Portfolio and the Acquiring Portfolio.

14.6	The Acquired Trust, on behalf of the Acquired Portfolio, and the Acquiring Trust, on behalf of the Acquiring Portfolio, each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Vice President and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

MET INVESTORS SERIES TRUST, on behalf of its Pioneer Strategic Income Portfolio

By:
Name:
Title:

METROPOLITAN SERIES FUND, on behalf of its Western Asset Management Strategic Bond Opportunities Portfolio

By:
Name:
Title:

Agreed and accepted as to paragraph 9 only: METLIFE ADVISERS, LLC

By:
Name:
Title:

STATEMENT OF ADDITIONAL INFORMATION

Acquisition of Assets and Assumption of Liabilities of

PIONEER STRATEGIC INCOME PORTFOLIO

a series of

MET INVESTORS SERIES TRUST

One Financial Center

Boston, Massachusetts 02111

(800) 638-7732

By and In Exchange For Shares of

WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES PORTFOLIO

a series of

METROPOLITAN SERIES FUND

One Financial Center

Boston, Massachusetts 02111

(800) 638-7732

This Statement of Additional Information, dated December 28, 2015, relating specifically to the proposed transfer of the assets and liabilities of Pioneer Strategic Income Portfolio (“MIST Portfolio”), a series of Met Investors Series Trust (“MIST”), to Western Asset Management Strategic Bond Opportunities Portfolio (“MSF Portfolio”), a series of Metropolitan Series Fund (“MSF”), in exchange for Class A, Class B and Class E shares of MSF Portfolio (to be issued to holders of Class A, Class B and Class E shares of MIST Portfolio), consists of the information set forth below pertaining to MIST Portfolio and MSF Portfolio and the following described documents, each of which is attached hereto and incorporated by reference herein:

(1)	Statement of Additional Information of MIST relating to MIST Portfolio dated May 1, 2015 (SEC File No. 811-10183), as amended;

(2)	Statement of Additional Information of MSF relating to MSF Portfolio dated May 1, 2015 (SEC File No. 811-03618), as amended;

(3)	Annual Report of MIST relating to MIST Portfolio, for the year ended December 31, 2014 (SEC File No. 811-10183);

(4)	Annual Report of MSF relating to MSF Portfolio for the year ended December 31, 2014 (SEC File No. 811-03618);

(5)	Semiannual Report of MIST relating to MIST Portfolio for the six month period ended June 30, 2015 (SEC File No. 811-10183);

(6)	Semiannual Report of MSF relating to MSF Portfolio for the six month period ended June 30, 2015 (SEC File No. 811-03618); and

(7)	Pro forma financial information as of June 30, 2015.

This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of MIST Portfolio and MSF Portfolio dated December 28, 2015. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to MSF at the telephone number or address set forth above.

Pro Forma Financial Information for the Period Ending June 30, 2015.

The unaudited pro forma information provided herein should be read in conjunction with the annual report and semi-annual report of Metropolitan Series Fund Western Asset Management Strategic Bond Opportunities Portfolio and Met Investors Series Trust Pioneer Strategic Income Portfolio dated December 31, 2014 and June 30, 2015, respectively, both of which are on file with the SEC and are available at no charge.

The unaudited pro forma information set forth below for the period ended June 30, 2015 is intended to present ratios and supplemental data as if the Reorganization of the Met Investors Series Trust Pioneer Strategic Income Portfolio (the “Acquired Portfolio”) into the Metropolitan Series Fund Western Asset Management Strategic Bond Opportunities Portfolio (the “Acquiring Portfolio” and, the Acquiring Portfolio together with the Acquired Portfolio, the “Portfolios”) had been consummated at July 1, 2014. The Reorganization is intended to consolidate the Acquired Portfolio with a similar fund advised by MetLife Advisers, LLC. The Acquired Portfolio and the Acquiring Portfolio are sub-advised by Pioneer Investment Management, Inc. and Western Asset Management Company, respectively.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The Portfolios have the same fund recordkeeping services agent, investment adviser, administrator, fund accounting agent and custodian. Each of such service providers has entered into an agreement with each Portfolio, which governs the provision of services to that Portfolio. Such agreements contain the same terms with respect to each Portfolio except for the investment advisory contracts. The Acquired Portfolio’s advisory fee is 0.600% on the first $500 million of average daily net assets, 0.550% on the next $500 million of average daily net assets and 0.530% on amounts in excess of $1 billion of average daily net assets. The Acquiring Portfolio’s advisory fee is 0.650% on the first $500 million of average daily net assets and 0.550% on amounts in excess of $500 million of average daily net assets. MetLife Advisers, LLC, has contractually agreed, for the period May 1, 2015, through April 30, 2016, to reduce the Management Fee for each Class of the Acquiring Portfolio to the annual rate of 0.595% of the first $500 million of the Portfolio’s average daily net assets, 0.525% of the next $500 million and 0.500% of amounts over $1 billion. This arrangement may be modified or discontinued prior to April 30, 2016, only with the approval of the Board of Trustees of the Portfolio.

As of June 30, 2015, the net assets of (i) the Acquired Portfolio were $1,253,551,316 and (ii) the Acquiring Portfolio were $1,399,768,076. The net assets of the combined Portfolios as of June 30, 2015 would have been $2,653,319,392 on a pro forma basis. The Acquiring Portfolio after the Reorganization’s net asset value per share, assumes the increase of shares of the Acquiring Portfolio at June 30, 2015 in connection with the proposed Reorganization. The amount of increased shares was calculated based on the net assets, as of June 30, of the Acquired Portfolio of $920,509,477, $87,609,782 and $245,432,057 for Class A, Class B and Class E respectively, and the net asset value of the Acquiring Portfolio of $12.82, $12.76 and $12.78 for Class A, Class B and Class E, respectively. On a pro forma basis, shares of the Acquiring Portfolio would have been increased by 71,802,611, 6,865,970 and 19,204,386 for Class A, Class B and Class E, respectively in exchange for Class A, Class B and Class E shares of the Acquired Portfolio.

On a pro forma basis for the twelve months ended June 30, 2015, the proposed Reorganization would result in a decrease of $193,402, or 0.01%, in the management fees charged, an increase in management fee waiver of $641,492, or 0.02%, and a decrease in other operating expenses (including custody fees and audit fees) of $391,987, or 0.02%.

The Acquired Portfolio’s net annual portfolio operating expenses were 0.62%, 0.87% and 0.77% for Class A, Class B and Class E, respectively as of June 30, 2015. The Acquiring Portfolio’s net annual portfolio operating expenses were 0.60%, 0.85% and 0.75% for Class A, Class B and Class E, respectively as of June 30, 2015. As a result of the reorganization the Acquiring Portfolio’s pro forma net operating expenses are expected to be 0.56%, 0.81% and 0.71% for Class A, Class B and Class E, respectively.

No significant accounting policies will change as a result of the proposed Reorganization, specifically, policies regarding valuation and Subchapter M compliance.

Securities held by the Acquired Portfolio may have to be sold in connection with the Reorganization for the purpose of complying with the investment policies or limitations of the Acquiring Portfolio. In addition, it is currently expected that the portion of Acquired Portfolio’s portfolio assets that are represented by catastrophe bonds (which represents approximately 5-7% of the Acquired Portfolio’s assets) will be sold prior to the consummation of the Reorganization. It is estimated that such portfolio repositioning will result in brokerage and other transaction costs of approximately $4.2 million, or 0.35%.

The Reorganization is expected to be tax free for federal income tax purposes. This means that no gain or loss will be recognized by the Acquired Portfolio or their shareholders as a result of the Reorganization. The aggregate tax basis of the Acquiring Portfolio shares received by the shareholders of the Acquired Portfolio will be the same as the aggregate tax basis the shareholders of the Acquired Portfolio held in their shares of the Acquired Portfolio immediately before the Reorganization.

Accounting Survivor. The Acquiring Portfolio is deemed to be the “accounting survivor” in connection with the Reorganization.

Cost of Reorganization. The cost of the Reorganization and proxy solicitation will not be paid by either of the Portfolios.

Capital Loss Carryforwards. At December 31, 2014, the Acquired Portfolio did not have any capital loss carryforwards.

Accumulated capital loss carryforwards for federal income tax purposes of $14,261,627 and $2,454,113 in the Acquiring Portfolio at December 31, 2014 may be utilized to offset future capital gains until expiration in December 2017 and December 2018, respectively. In addition, long term accumulated capital loss carryforwards for federal income tax purposes of $3,123,004 in the Acquiring Portfolio may be utilized to offset future capital gains and may be carried forward indefinitely.

Pro Forma Financial Information for the Period Ending June 30, 2015.

The unaudited pro forma information provided herein should be read in conjunction with the annual report and semi-annual report of Metropolitan Series Fund Western Asset Management Strategic Bond Opportunities Portfolio, Met Investors Series Trust Lord Abbett Bond Debenture Portfolio, and Met Investors Series Trust Pioneer Strategic Income Portfolio dated December 31, 2014 and June 30, 2015, respectively, all of which are on file with the SEC and are available at no charge.

The unaudited pro forma information set forth below for the period ended June 30, 2015 is intended to present ratios and supplemental data as if the Reorganization of the Met Investors Series Trust Lord Abbett Bond Debenture Portfolio (“Lord Abbett Portfolio”) and the Met Investors Series Trust Pioneer Strategic Income Portfolio (“Pioneer Portfolio”) (together the “Acquired Portfolios”) into the Metropolitan Series Fund Western Asset Management Strategic Bond Opportunities Portfolio (the

“Acquiring Portfolio” and, the Acquiring Portfolio together with the Acquired Portfolios, the “Portfolios”) had been consummated at July 1, 2014. The Reorganization is intended to consolidate the Acquired Portfolios with a similar fund advised by MetLife Advisers, LLC. The Acquired Portfolios and the Acquiring Portfolio are sub-advised by Lord, Abbett & Co. LLC, Pioneer Investment Management, Inc., and Western Asset Management Company, respectively.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The Portfolios have the same fund recordkeeping services agent, investment adviser, administrator, fund accounting agent and custodian. Each of such service providers has entered into an agreement with each Portfolio, which governs the provision of services to that Portfolio. Such agreements contain the same terms with respect to each Portfolio except for the investment advisory contracts. The Lord Abbett Portfolio’s management fee is 0.600% on the first $250 million of average daily net assets, 0.550% on the next $250 million of average daily net assets, 0.500% on the next $500 million of average daily net assets and 0.450% on amounts in excess of $1 billion of average daily net assets. The Pioneer Portfolio’s management fee is 0.600% on the first $500 million of average daily net assets, 0.550% on the next $500 million of average daily net assets and 0.530% on amounts in excess of $1 billion of average daily net assets. The Acquiring Portfolio’s management fee is 0.650% on the first $500 million of average daily net assets and 0.550% on amounts in excess of $500 million of average daily net assets. MetLife Advisers, LLC, has contractually agreed, for the period May 1, 2015, through April 30, 2016, to reduce the Management Fee for each Class of the Acquiring Portfolio to the annual rate of 0.595% of the first $500 million of the Portfolio’s average daily net assets, 0.525% of the next $500 million and 0.500% of amounts over $1 billion. This arrangement may be modified or discontinued prior to April 30, 2016, only with the approval of the Board of Trustees of the Portfolio.

As of June 30, 2015, the net assets of (i) the Lord Abbett Portfolio were $1,356,321,693, (ii) the Pioneer Portfolio were $1,253,551,316 and (iii) the Acquiring Portfolio were $1,399,768,076. The net assets of the combined Portfolios as of June 30, 2015 would have been $4,009,641,085 on a pro forma basis. The Acquiring Portfolio after the Reorganization’s net asset value per share, assumes the increase of shares of the Acquiring Portfolio at June 30, 2015 in connection with the proposed Reorganization. The amount of increased shares was calculated based on the net assets, as of June 30, of the Lord Abbett Portfolio of $587,410,691, $749,773,773 and $19,137,229 for Class A, Class B and Class E respectively, the Pioneer Portfolio of $920,509,477, $87,609,782 and $245,432,057 for Class A, Class B, and Class E respectively and the net asset value of the Acquiring Portfolio of $12.82, $12.76 and

$12.78 for Class A, Class B and Class E, respectively. On a pro forma basis, shares of the Acquiring Portfolio would have been increased 117,622,478, 65,625,670 and 20,701,822 for Class A, Class E and Class B, respectively in exchange for Class A, Class B and Class E shares of the Acquired Portfolios.

On a pro forma basis for the twelve months ended June 30, 2015, the proposed Reorganization would result in an increase of $337,015, or 0.01%, in the management fees charged, an increase in management fee waiver of $1,305,977, or 0.03%, and a decrease in other operating expenses (including custody fees and audit fees) of $667,506, or 0.02%.

The Lord Abbett Portfolio’s net annual portfolio operating expenses were 0.55%, 0.80% and 0.70% for Class A, Class B and Class E, respectively as of June 30, 2015. The Pioneer Portfolio’s net annual portfolio operating expenses were 0.62%, 0.87% and 0.77% for Class A, Class B and Class E, respectively as of June 30, 2015. The Acquiring Portfolio’s net annual portfolio operating expenses were 0.60%, 0.85% and 0.75% for Class A, Class B and Class E, respectively as of June 30, 2015. As a result of the reorganization the Acquiring Portfolio’s pro forma net operating expenses are expected to be 0.55%, 0.80% and 0.70% for Class A, Class B and Class E, respectively.

No significant accounting policies will change as a result of the proposed Reorganization, specifically, policies regarding valuation and Subchapter M compliance.

Securities held by the Acquired Portfolios may have to be sold in connection with the Reorganization for the purpose of complying with the investment policies or limitations of the Acquiring Portfolio. In addition, it is currently expected that the portion of Pioneer Portfolio’s portfolio assets that are represented by catastrophe bonds (which represents approximately 5-7% of the Pioneer Portfolio’s assets) and the portion of Lord Abbett Portfolio’s portfolio assets that are represented by equity securities (which represents approximately 15% of the Lord Abbett Portfolio’s assets) will be sold prior to the consummation of the Reorganizations. It is estimated that such portfolio repositioning will result in brokerage and other transaction costs of approximately $4.2 million, or 0.35%.

The Reorganization is expected to be tax free for federal income tax purposes. This means that no gain or loss will be recognized by the Acquired Portfolios or their shareholders as a result of the Reorganization. The aggregate tax basis of the Acquiring Portfolio shares received by the shareholders of the Acquired Portfolios will be the same as the aggregate tax basis the shareholders of the Acquired Portfolios held in their shares of the Acquired Portfolios immediately before the Reorganization.

Accounting Survivor. The Acquiring Portfolio is deemed to be the “accounting survivor” in connection with the Reorganization.

Cost of Reorganization. The cost of the Reorganization and proxy solicitation will not be paid by either the Acquired or Acquiring Portfolios.

Capital Loss Carryforwards. At December 31, 2014, the Acquired Portfolios did not have any capital loss carryforwards.

Accumulated capital loss carryforwards for federal income tax purposes of $14,261,627 and $2,454,113 in the Acquiring Portfolio at December 31, 2014 may be utilized to offset future capital gains until expiration in December 2017 and December 2018, respectively. In addition, long term accumulated capital loss carryforwards for federal income tax purposes of $3,123,004 in the Acquiring Portfolio may be utilized to offset future capital gains and may be carried forward indefinitely.